Exhibit 10.1
SECURITIES PURCHASE AGREEMENT
     This Securities Purchase Agreement (this “Agreement”) is dated as of May 20, 2010, between Borders Group, Inc., a Michigan corporation (the “Company”), and LeBow Gamma Limited Partnership, a Delaware limited partnership (the “Purchaser”).
     WHEREAS, on the terms and subject to the conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser desires to purchase from the Company, securities of the Company as more fully described in this Agreement.
     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser agree as follows:
ARTICLE I.
DEFINITIONS
     1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 1.1:
     “Action” will have the meaning ascribed to such term in Section 3.1(m).
     “Additional Consent Right” will have the meaning ascribed to such term in Section 4.2(a)(iii).
     “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.
     “Agreement” will have the meaning ascribed to such term in the Preamble.
     “Annual Report” means the Company’s Annual Report on Form 10-K for the fiscal year ended January 30, 2010 as filed with the SEC on April 1, 2010.
     “Board of Directors” means the board of directors of the Company.
     “BSL Affiliate” means, with respect to Bennett S. LeBow, Mr. LeBow’s (a) spouse, (b) a lineal descendant of Mr. LeBow’s parents or the parents of Mr. LeBow’s spouse, the spouse of any such descendant or a lineal descendant of any such spouse, (c) a trustee of a trust (whether inter vivos or testamentary), all of the current beneficiaries and presumptive remaindermen of which are Mr. LeBow’s and/or one or more persons described in clauses (i) through (ii) of this definition, (d) a corporation, limited liability company, trust or partnership or any other entity of which a majority of the outstanding shares of capital stock or interests therein are controlled by Mr. LeBow and/or persons described in clauses (a) through (c) of this definition, (e) an individual covered by a qualified domestic relations order with Mr. LeBow or any person described in clauses (a) or (b) of this definition or (f) a legal or personal representative of Mr. LeBow or any person described in clause (a), (b) or (e) in the event of any such person’s death or disability. For purposes of this definition, “presumptive remaindermen” refers to those persons entitled to a share of a trust’s assets if it were then to terminate.

     “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.
     “Bylaws” means the Restated By-Laws of the Company, as amended, and attached hereto as Exhibit A.
     “Charter” means the articles of incorporation of the Company, as amended, and attached hereto as Exhibit B
     “Common Shares” means the common shares of the Company, no par value per share.
     “Company” will have the meaning ascribed to such term in the Preamble.
     “Company Shareholder Approval” will have the meaning ascribed to such term in Section 6.3(a)(i).
     “Company Shareholder Meeting” will have the meaning ascribed to such term in Section 6.3(a)(i).
     “Company Stock Plans” means the Company’s 1998 Stock Option Plan, 2004 Long-Term Incentive Plan, Management Stock Purchase Plan, Stock Option Plan, Employee Stock Purchase Plan, Director Stock Plan, 401(k) Plan, Savings Plan for International Employees, Savings Plan for Employees Working in Puerto Rico and Stock Option Plan for International Employees, each as amended and in effect as of the date hereof.
     “Confidentiality Agreement” will have the meaning ascribed to such term in Section 3.2(g).
     “Demand Registration” will have the meaning ascribed to such term in Section 5.1.
     “Disclosure Schedules” means the Disclosure Schedules of the Company delivered concurrently herewith.
     “Encumbrances” means any lien (statutory or otherwise), charge, mortgage, pledge, hypothecation, security interest, deed of trust, option, right of first refusal, title defect, claim, or other adverse claim of any third parties.
     “Equity Securities” means (a) capital stock or other equity interests (including the Common Shares) of the Company and (b) options, warrants or other securities that are directly or indirectly convertible into, exchangeable for or exercisable for capital stock or other equity interests of the Company.
     “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.
     “Exempt Issuance” means any issuance by the Company of (a) the Securities to the Purchaser in accordance with this Agreement or the Transaction Documents, (b) Equity Securities to directors, officers or employees of the Company or its Subsidiaries pursuant to the 2004 Stock Plan; provided that such amount in the aggregate will not exceed the number of shares authorized for issuance as of the date hereof under the 2004 Stock Plan, which for the avoidance of doubt, includes Common Shares that may be forfeited, terminated, settled in cash or cancelled under a Company Stock Plan and available for issuance under the 2004 Stock Plan, (c) Common Shares to directors, officers or employees of the Company or its Subsidiaries upon the exercise of stock options or vesting of restricted stock units granted under a Company Stock Plan and outstanding as of the date hereof or granted pursuant to written employment agreements filed by the Company with the SEC prior to the date hereof, (d) rights to the shareholders of the Company pursuant to the Rights Offering, (e) additional warrants issued pursuant to Article 5 of that certain Warrant and Registration Rights Agreement (as amended or modified), dated as of April 9, 2008, by and among the Company, Computershare Inc. and Computershare Trust Company, N.A., as a result of any of the transactions contemplated by the Transaction Documents or the Rights Offering or (f) Common Shares pursuant to the exercise, conversion or exchange of any options, warrants or other rights granted or issued by the Company in accordance with clauses (d) or (e).
     “GAAP” will have the meaning ascribed to such term in Section 3.1(h).
     “Group” means any “group” of Persons as such term is used in and construed under Sections 13(d)(3) and 14(d)(2) of the Exchange Act.
     “Initial Closing” means the closing of the purchase and sale of the Shares on May 21, 2010 pursuant to Section 2.1.
     “Initial Closing Date” means the date upon with the Initial Closing occurs.
     “Letter Agreement” means that certain letter agreement dated April 19, 2010 by and between the Company and the Purchaser.
     “Loan Documents” means (a) the Third Amended and Restated Revolving Credit Agreement dated as of March 31, 2010 by and among the Company, Borders, Inc. and the lenders, agents and guarantors named therein, (b) the Term Loan Agreement dated as of March 31, 2010 by and among the Company, Borders, Inc. and the lenders, agents and guarantors named therein, and (c) the Intercreditor Agreement dated as of March 31, 2010 by and among the Company, Borders, Inc. and the lenders, agents and guarantors named therein.
     “Material Adverse Effect” will have the meaning ascribed to such term in Section 3.1(a).
     “NYSE” means the New York Stock Exchange.
     “Outside Approval Date” means September 30, 2010.
     “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.
     “Proposal” will have the meaning ascribed to such term in Section 6.6.
     “Proxy Statement” means the proxy statement and related materials that the Company will send to its shareholders in advance of the Company Shareholder Meeting.
     “Purchase Price” will have the meaning ascribed to such term in Section 2.1.
     “Purchaser” will have the meaning ascribed to such term in the Preamble.

     “Purchaser Consent Rights” will have the meaning ascribed to such term in Section 4.2(a).
     “Purchaser Expenses” will have the meaning ascribed to such term in Section 7.1.
     “Purchaser Nominees” will have the meaning ascribed to such term in Section 4.1(a).
     “Registrable Securities” means the Shares and, if the Warrant is issued pursuant to Section 2.5(a), the Warrant and the Warrant Shares.
     “Registration Expenses” will have the meaning ascribed to such term in Section 5.8.
     “Registration Statement” means any registration statement of the Company which covers any Registrable Securities and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
     “Representatives” means, as to any Person, its directors, officers, employees, agents, attorneys, accountants and financial advisors.
     “Request” will have the meaning ascribed to such term in Section 5.1.
     “Required Approvals” will have the meaning ascribed to such term in Section 3.1(d).
     “Required Registration Statement” means a Registration Statement which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 5.1 on an appropriate form pursuant to the Securities Act (other than pursuant to Rule 415), and which form will be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
     “Required Shelf Registration Statement” means a Registration Statement which covers the Registrable Securities requested to be included therein pursuant to the provisions of Section 5.1 on an appropriate form or any similar successor or replacement form (in accordance with Section 5.1 hereof) pursuant to Rule 415 of the Securities Act, and which form will be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.
     “Restricted Period” will have the meaning ascribed to such term in Section 6.6.
     “Restricted Person” will have the meaning ascribed to such term in Section 6.6.
     “Rights Offering” will have the meaning ascribed to such term in Section 6.5.
     “Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

     “Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.
     “SEC” means the United States Securities and Exchange Commission.
     “SEC Reports” will have the meaning ascribed to such term in Section 3.1(h).
     “Second Closing” will have the meaning ascribed to such term in Section 2.4.
     “Second Closing Date” will have the meaning ascribed to such term in Section 2.4.
     “Securities” means the Shares and, if the Warrant is issued pursuant to Section 2.5(a), the Warrant and the Warrant Shares.
     “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.
     “Shares” will have the meaning ascribed to such term in Section 2.1.
     “Shelf Registration” will have the meaning ascribed to such term in Section 5.1.
     “Small Format Stores” means stores owned or leased by the Company or any of its Subsidiaries that consist of Waldenbooks stores, Borders airport stores, “Borders Express” stores and “Borders Outlet” stores.
     “Stock Appreciation Right” means a stock appreciation right in the form of Exhibit C.
     “Subsidiary” means any subsidiary of the Company as set forth on Exhibit 21.1 to the Company’s Annual Report.
     “Suspension” will have the meaning ascribed to such term in Section 5.7.
     “Suspension End Date” will have the meaning ascribed to such term in Section 5.7.
     “Trading Market” means the NYSE or any market or exchange on which the Common Shares are listed or quoted for trading on the date in question.
     “Transaction Documents” means this Agreement, all exhibits and schedules to this Agreement, the Stock Appreciation Right, the Warrant and any other documents or agreements executed in connection with the transactions contemplated hereunder.
     “Transfer” will have the meaning ascribed to such term in Section 6.4(a).
     “Transfer Agent” means Computershare Trust Company, N.A., the transfer agent of the Company, and any successor transfer agent of the Company.
     “UK Business” means the Company’s United Kingdom business, which includes Paperchase Products Ltd. and its subsidiaries and the Company’s 17% equity interest in Bookshop Acquisitions Ltd.
     “Warrant” means a stock purchase warrant in the form of Exhibit D.

     “Warrant Shares” means the Common Shares issuable upon exercise of the Warrant.
     “2004 Stock Plan” means the Company’s 2004 Long-Term Incentive Plan, as amended and in effect as of the date hereof.
ARTICLE II.
PURCHASE AND SALE
     2.1 Initial Closing. On the Initial Closing Date, upon the terms and subject to the conditions set forth in this Agreement, the Company agrees to sell, and the Purchaser agrees to purchase, 11,111,111 Common Shares (the “Shares”). The purchase price for the Shares is $25,000,000 (the “Purchase Price”). At the Initial Closing, the Purchaser will deliver the Purchase Price to the Company via wire transfer of immediately available funds, the Company will deliver to the Purchaser the Shares and the Company and the Purchaser will each deliver the other items set forth in Section 2.2 deliverable at the Initial Closing. Subject to the satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Initial Closing will occur on May 21, 2010 at the offices of Baker & McKenzie LLP, 1114 Avenue of the Americas, New York, New York 10036, or such other location as the parties may mutually agree.
     2.2 Initial Closing Deliveries.
     (a) On or prior to the Initial Closing Date, the Company will deliver or cause to be delivered to the Purchaser the following:
     (i) this Agreement duly executed by the Company;
     (ii) a legal opinion of Baker & McKenzie LLP, substantially in the form of Exhibit E;
     (iii) a certificate evidencing the Shares registered in the name of the Purchaser;
     (iv) a certificate executed by a duly authorized officer of the Company confirming that the conditions set forth in Sections 2.3(b)(i) and (ii) have been satisfied; and
     (v) the Purchaser Expenses by wire transfer of immediately available funds, which will be paid to the account or accounts that the Purchaser specifies to the Company in writing at least two days prior to the Initial Closing.
     (b) On or prior to the Initial Closing Date, the Purchaser will deliver or cause to be delivered to the Company the following:
     (i) this Agreement duly executed by the Purchaser;
     (ii) the Purchase Price by wire transfer of immediately available funds, which will be paid to the account that the Company specifies to the Purchaser in writing at least two days prior to the Initial Closing; and
     (iii) a certificate executed by a duly authorized officer of the Purchaser confirming that the conditions set forth in Sections 2.3(a)(i) and (ii) have been satisfied.

     2.3 Initial Closing Conditions.
     (a) The obligations of the Company in connection with the Initial Closing are subject to the following conditions being satisfied:
     (i) the accuracy in all material respects when made and on the Initial Closing Date (unless as of a specific date therein) of the representations and warranties of the Purchaser set forth in Section 3.2;
     (ii) all obligations, covenants and agreements of the Purchaser required to be performed at or prior to the Initial Closing Date will have been performed in all material respects; and
     (iii) the delivery by the Purchaser of the items set forth in Section 2.2(b).
     (b) The obligations of the Purchaser hereunder in connection with the Initial Closing are subject to the following conditions being satisfied:
     (i) the accuracy in all material respects when made and on the Initial Closing Date (unless as of a specific date therein) of the representations and warranties of the Company set forth in Section 3.1;
     (ii) all obligations, covenants and agreements of the Company required to be performed at or prior to the Initial Closing Date will have been performed in all material respects; and
     (iii) the delivery by the Company of the items set forth in Section 2.2(a).
     2.4 Second Closing. On the third Business Day following the first to occur of the date of the Company Shareholder Meeting or the Outside Approval Date (as applicable, the “Second Closing Date”), the Company will issue to the Purchaser (a) the Warrant, if the Company Shareholder Approval has been obtained on or prior to the Second Closing Date, or (b) the Stock Appreciation Right, if the Company Shareholder Approval has not been obtained on or prior to the Second Closing Date. The closing of the issuance of the Warrant or the Stock Appreciation Right, as applicable (the “Second Closing”), will occur at the offices of Baker & McKenzie LLP, 1114 Avenue of the Americas, New York, New York 10036, or such other location as the parties may mutually agree.
     2.5 Second Closing Deliveries. On or prior to the Second Closing Date, the Company will deliver or cause to be delivered to the Purchaser:
     (a) the Warrant, if the Company Shareholder Approval has been obtained on or prior to the Second Closing Date; or
     (b) the Stock Appreciation Right, if the Company Shareholder Approval has not been obtained on or prior to the Second Closing Date; and
     (c) any Purchaser Expenses that have accrued following the Initial Closing Date and that are required to be paid in accordance with Section 7.1 hereof, by wire transfer of immediately available funds, which will be paid to the account or accounts that the Purchaser specifies to the Company in writing at least two days prior to the Second Closing Date.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES
     3.1 Representations and Warranties of the Company. The Company represents and warrants to the Purchaser that except as disclosed in the Annual Report or in any other report, schedule or document filed with or furnished to the SEC by the Company and publicly available on the SEC’s Electronic Data Gathering, Analysis and Retrieval System at least two Business Days prior to the date of this Agreement (excluding information contained in any risk factor or in any cautionary language relating to forward-looking statements included in the Annual Report or any such other report, schedule or document) or as disclosed in the Disclosure Schedules:
     (a) Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own, lease, operate and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor default of any of the provisions of its respective certificate or the Charter, the Bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Action has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.
     (b) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and, subject to the Required Approvals, the consummation by it of the transactions contemplated hereby and thereby, have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s shareholders in connection therewith. Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law or public policy.
     (c) No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents, the issuance and sale of the Securities and the consummation by the Company of the transactions contemplated hereby and thereby to which it is a party do not and will not (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or the Charter, the Bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Encumbrance upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or any Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or any Subsidiary is bound or affected, except in the case of each of clauses (ii) and (iii) for matters that would not have a Material Adverse Effect.
     (d) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents and the consummation of the transactions contemplated hereunder or thereunder, other than (i) the Company Shareholder Approval as contemplated by Section 6.3, (ii) the notice or application to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares and, if the Company Shareholder Approval is obtained, the Warrant Shares, for trading thereon in the time and manner required thereby and (iii) such filings as are required to be made under applicable federal and state securities laws (collectively, the “Required Approvals”).
     (e) Issuance of the Securities. The Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Encumbrances. If the Company Shareholder Approval is obtained, the Warrant and, upon the exercise thereof, the Warrant Shares, will be duly authorized, and if and when issued in accordance with the terms of the Transaction Documents, will be validly issued, fully paid and nonassessable, free and clear of all Encumbrances. The Company has reserved for issuance from its duly authorized capital stock the number of Common Shares equal to the number of Warrant Shares. Assuming the accuracy of the Purchaser’s representations and warranties in Section 3.2, the issuance of the Securities is exempt from registration under the Securities Act. The Company understands and acknowledges that the number of Warrant Shares issuable upon exercise of the Warrant in the event the Company Shareholder Approval is obtained will increase upon the occurrence of an event specified in and subject to the terms of the Warrant. The Company further acknowledges that if the Company Shareholder Approval is obtained, its obligation to issue the Warrant Shares upon exercise of the Warrant in accordance with this Agreement and the Transaction Documents is, in each case, absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of the other shareholders of the Company.
     (f) Capitalization.
     (i) The authorized capital stock of the Company is 300,000,000 Common Shares, of which as of the date hereof 60,452,689 Common Shares are issued and outstanding. As of the date hereof, there are an aggregate of 1,406,933 Common Shares reserved for issuance by the Company upon the exercise of outstanding stock options and the vesting of outstanding restricted stock units. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares were issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. There are no shareholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s shareholders. Other than awards under the Company Stock Plans, no other equity based awards are outstanding as of the date hereof. As of the date hereof, the Company has not issued any Equity Securities since its filing of the Annual Report except pursuant to a Company Stock Plan.
     (ii) Except as contemplated under this Agreement, no Person has any outstanding subscriptions, options, warrants, commitments, rights of first refusal, preemptive rights, rights of participation, or any similar rights, to participate in the transactions contemplated by the Transaction Documents. Except as contemplated as a result of the purchase and sale of the Securities, there are no outstanding subscriptions, options, warrants, scrip rights to subscribe to, calls, phantom stock rights, rights of first refusal, preemptive rights, rights of participation or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any Equity Securities or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional Equity Securities. The issuance and sale of the Securities will not obligate the Company to issue Equity Securities to any Person (other than the Purchaser) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. The transactions contemplated by the Transaction Documents will not constitute a change of control under any Company Stock Plan or any agreement or plan entered into or maintained by the Company for the benefit of any of its employees, officers or directors.
     (g) Subsidiaries. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Encumbrances, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. There are no outstanding subscriptions, options, warrants, scrip rights to subscribe to, calls, phantom stock rights, rights of first refusal, preemptive rights, rights of participation or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any capital stock of, any Subsidiary, or any contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional capital stock of any Subsidiary to any Person.
     (h) SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act, the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, and the rules and regulations of the Trading Market, for the two year period preceding the date of this Agreement or such shorter period as the Company was required by law or regulation to file such material (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act, the Exchange Act and the rules and regulations of the Trading Market, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included (or incorporated by reference) in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared from the books and records of the Company and its Subsidiaries in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments. The books and records of the Company and the Subsidiaries have been maintained in all material respects in accordance with GAAP and only reflect actual transactions.
     (i) Proxy Statement. The Proxy Statement will comply as to form in all material respects with the applicable requirements of the Exchange Act and will not, at the time the definitive Proxy Statement is filed with the SEC and mailed to the shareholders of the Company, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. No representation or warranty is made herein by Company with respect to any information supplied by the Purchaser for inclusion in the Proxy Statement.
     (j) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Initial Closing Date. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Exchange Act) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed periodic report under the Exchange Act. The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the applicable evaluation date. Since the applicable evaluation date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

     (k) Listing and Maintenance Requirements. The Common Shares are registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Shares under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company is in material compliance with the listing and maintenance requirements of the NYSE with respect to its Common Shares.
     (l) Material Adverse Change. Since the date of the latest audited financial statements included in the Annual Report, the Company and each Subsidiary has conducted its business in the ordinary course consistent with past practice and (i) there has been no event, occurrence or development that has had a Material Adverse Effect, (ii) neither the Company nor any Subsidiary has incurred any material liabilities, whether due or to become due (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC; provided that such liabilities do not exceed $5,000,000, (iii) the Company has not materially altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its shareholders or, except in connection with exercises or vesting of equity awards under the Company Stock Plans or pursuant to written employment agreements included as exhibits to reports filed by the Company with the SEC, purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to the Company Stock Plans and pursuant to written employment agreements included as exhibits to reports filed by the Company with the SEC. There is no transaction, arrangement or other relationship between the Company and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company pursuant to the Securities Act or the Exchange Act and is not so disclosed or that would otherwise be reasonably likely to have a Material Adverse Effect.
     (m) Litigation. There is no claim, action, suit, complaint, inquiry, notice of violation, proceeding, demand, inquest, audit, investigation or other judicial, administrative or arbitration proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) involves a claim that is in excess of $1,000,000, (ii) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (iii) would, if there were an unfavorable decision, have a Material Adverse Effect. Neither the Company nor any Subsidiary, nor to the knowledge of the Company any director or officer thereof, is the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. To the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company or any current or former director or officer of the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any Registration Statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.
     (n) Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company will conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

     (o) Brokers and Finders. No brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents.
     (p) Permits; Compliance With Laws.
     (i) The Company is, and since January 1, 2009, has been, in compliance with all laws of any governmental authority applicable to the business or its operations, except where the failure to be in compliance would not have a Material Adverse Effect. Neither the Company nor any Subsidiary has received any notice of, or been charged with, a material violation of any laws or rules and regulations.
     (ii) The Company currently has all permits required for the operation of the Company in the ordinary course of business and all such permits are in full force and effect. The Company is not in violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a default or violation) of any term, condition or provision of any permit to which it is a party, except where such violation would not have a Material Adverse Effect.
     (q) Application of Takeover Protection. The Company and the Board of Directors have taken all necessary action, if applicable, to render inapplicable any control share acquisition, poison pill or similar anti-takeover provision under the Company’s charter or organizational documents, which is or could become applicable to the Purchaser as a result of the consummation of the transactions contemplated hereunder or pursuant to the Transaction Documents. The Company has not adopted a shareholder rights plan.
     (r) Foreign Corrupt Practices. Neither the Company nor any Subsidiary, nor any director, officer, employee, agent or other Person acting on behalf of the Company nor any Subsidiary, as the case may be, has in the course of its actions for, or on behalf of, the Company or any Subsidiary (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of the U.S. Foreign Corrupt Practices Act of 1977, as amended or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.
     (s) No Other Representations and Warranties. The representations and warranties set forth in this Section 3.1 are the only representations and warranties made by the Company with respect to the Securities or any other matter relating to the transactions contemplated by the Transaction Documents. Except as specifically set forth in this Section 3.1, (a) the Company is selling the Securities to the Purchaser “as is” and “where is” and with all faults, and makes no warranty, express or implied, as to any matter whatsoever relating to the Securities or any other matter relating to the transactions contemplated by the Transaction Documents, including as to (i) merchantability or fitness for any particular use or purpose, (ii) the operation of the business of the Company after the Initial Closing in any manner or (iii) the probable success or profitability of the business of the Company after the Initial Closing, and (b) other than the indemnification obligations of the Company set forth in Section 5.11 and the reimbursement of the Purchaser Expenses set forth in Section 7.1, neither the Company nor any of its Affiliates, or any of their respective officers, directors, employees, agents, Representatives or shareholders will have, or will be subject to, any liability or indemnification obligation to the Purchaser or any other Person resulting from the distribution to the Purchaser or its Affiliates or Representatives of, or the Purchaser’s use of, any information relating to the Company or any of its Affiliates, including any descriptive memoranda, summary business descriptions or any information, documents or material made available to the Purchaser or its Affiliates or Representatives, whether orally or in writing, in management presentations, functional “break-out” discussions, responses to questions submitted on behalf of the Purchaser or in any other form in expectation of the transactions contemplated by this Agreement.
     3.2 Representations and Warranties of the Purchaser. The Purchaser represents and warrants to the Company that:
     (a) Organization; Authority. The Purchaser is a limited partnership, duly organized, validly existing and in good standing under the laws of the state of Delaware, with full right, corporate power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by the Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate action on the part of the Purchaser. Each Transaction Document has been duly executed by the Purchaser, and when delivered by the Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of the Purchaser, enforceable against it in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.
     (b) No Conflicts. The execution, delivery and performance by the Purchaser of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not (i) conflict with or violate any provision of the Purchaser’s limited partnership agreement, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Encumbrance upon any of the properties or assets of the Purchaser, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument or other understanding to which the Purchaser is a party or by which any property or asset of the Purchaser is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Purchaser is subject (including federal and state securities laws and regulations), or by which any property or asset of the Purchaser is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in (A) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (B) a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Purchaser or (C) a material adverse effect on the Purchaser’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.
     (c) Own Account. The Purchaser is acquiring the Securities in the ordinary course of its business, as principal for its own account for investment only and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting the Purchaser’s right to sell the Securities pursuant to a Registration Statement as contemplated by Article V or otherwise in compliance with applicable federal and state securities laws).
     (d) Purchaser Status. At the time the Purchaser was offered the Securities, it was, and as of the date hereof and the Initial Closing Date it is, and on each date on which it exercises the Warrant in whole or in party, it will be either (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.
     (e) Experience of the Purchaser. The Purchaser, either alone or together with its Representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. The Purchaser has had the opportunity to ask questions of the Company concerning the Company and the Securities and to request, receive, review and consider all information it deems relevant in making an informed decision to purchase the Securities. The Purchaser understands that its investment in the Securities involves a significant degree of risk, including a risk of total loss of the Purchaser’s investment, and the Purchaser has full cognizance of and understands all of the risk factors related to the Purchaser’s purchase of the Securities, including those set forth under the caption “Risk Factors” in the Annual Report. The Purchaser understands that the market price of the Common Shares has been volatile and that no representation is being made as to the future value of the Common Shares. The Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.
     (f) Restricted Securities. The Purchaser understands that the Shares and, if the Warrant is issued pursuant to Section 2.5(a), the Warrant and if the Warrant is exercised, the Warrant Shares, are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities. The Purchaser understands that, until such time as a Registration Statement has been declared effective or the Shares, the Warrant or any Warrant Shares may be sold pursuant to Rule 144 under the Securities Act without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Securities will bear a restrictive legend in substantially the following form:
     “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT

THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS. THE TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE PURCHASER OF SUCH SECURITIES. THE COMPANY AND ITS TRANSFER AGENT WILL NOT BE OBLIGATED TO RECOGNIZE OR GIVE EFFECT TO ANY TRANSFER MADE IN VIOLATION OF SUCH RESTRICTIONS. A COPY OF SUCH RESTRICTIONS MAY BE OBTAINED FROM THE COMPANY UPON WRITTEN REQUEST.”
     The Purchaser understands that no federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.
     (g) Certain Transactions and Confidentiality. Since the initial date the Purchaser was contacted by or on behalf of the Company regarding the offering of the Securities by the Company, neither the Purchaser or any of its Affiliates, nor any Group of which it or any of its Affiliates is a member, has established or increased, directly or indirectly, a put equivalent position, as defined in Rule 16(a)-1(h) under the Exchange Act, with respect to the Company’s equity securities. The Purchaser and its Affiliates have maintained the confidentiality of all disclosures made to it in connection with the transactions contemplated by the Transaction Documents in accordance with and as required pursuant to that certain Confidentiality Agreement, dated as of March 2, 2010, by and between the Company and BSL Capital, Inc. (the “Confidentiality Agreement”). Immediately prior to the entry into this Agreement, the Purchaser does not beneficially own or have the right to acquire any Equity Securities.
     (h) Office. The Purchaser’s office in which its investment decision with respect to the Securities was made is located at 667 Madison Avenue, 14th Floor, New York, New York 10065.
     (i) Information for Proxy Statement. The information supplied by the Purchaser for inclusion in the Proxy Statement will not, at the time the definitive Proxy Statement is filed with the SEC and mailed to the shareholders of the Company, contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.
     (j) Brokers and Finders. No brokerage or finder’s fees or commissions are or will be payable by the Purchaser to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents, other than Jefferies & Company, Inc.
     (k) Reliance. In entering into this Agreement and the Transaction Documents and purchasing the Securities, the Purchaser has relied solely upon the express representations, warranties and covenants of the Company set forth in Section 3.1, and Purchaser’s own investigation and analysis. The Purchaser acknowledges that except as set forth in Section 3.1, neither the Company nor any officer, director, employee, agent or Representative of the Company makes any representation or warranty, either express or implied, concerning the Securities or the transactions contemplated by the Transaction Documents.
ARTICLE IV.
GOVERNANCE

     4.1 Board of Directors.
     (a) Effective as of the Initial Closing Date and for so long as a Purchaser Nominee has the right to serve on the Board of Directors pursuant to this Section 4.1, the Company will use its reasonable best efforts and take all corporate actions (including complying with the provisions of this Section 4.1) within its power such that: (i) the Board of Directors will consist of nine members, (ii) two of the members of the Board of Directors will be designated by the Purchaser (the “Purchaser Nominees”) and (iii) the Board of Directors will cause Bennett LeBow to be elected Chairman of the Board of Directors. As of the Initial Closing Date, (A) the initial Purchaser Nominees are Bennett LeBow and Howard Lorber, (B) Richard McGuire has resigned from the Board of Directors and the Board of Directors has accepted such resignation and (C) Richard McGuire has resigned as Chairman of the Board of Directors and the Board of Directors has accepted such resignation.
     (b) The Chairman of the Board of Directors will have the power to, at reasonable times and upon reasonable advance notice, convene special meetings of the Board of Directors and its committees at his reasonable discretion and to provide the agendas for such meetings. If a special meeting of the Board of Directors is called by any person other than a Purchaser Nominee pursuant to the Bylaws of the Company, then the Company will provide the Purchaser Nominees with reasonable advance notice of the meeting that is substantially contemporaneous to the notice given to the Company’s other directors, and will hold such meeting at a reasonable time.
     (c) Each of the Purchaser Nominees will serve as a director on the Board of Directors for such term as is provided in the Charter and the Bylaws until his or her death, earlier resignation or removal from the Board of Directors. At any meeting of shareholders of the Company at which directors are elected to the Board of Directors (i) the Company will (A) recommend to the shareholders of the Company that each Purchaser Nominee be so elected to the Board of Directors, and (B) use its reasonable best efforts to cause the election of each Purchaser Nominee by the Company’s shareholders (including the inclusion of each Purchaser Nominee that is standing for election on the Company’s slate of nominees and providing the same level of support as is provided for other Company nominees to the Board of Directors) and (ii) the Purchaser will (A) take all actions as are necessary for the Common Shares held by the Purchaser or any of its Affiliates to be present at such meeting either in Person or by proxy, and (B) use its reasonable best efforts to cause the election of the Board of Directors’ nominees, including by voting all of the Common Shares held by the Purchaser or its Affiliates in favor of such nominees; provided that the obligations set forth in this clause (ii) will terminate upon the expiration of the Restricted Period.
     (d) In the event a Purchaser Nominee ceases to be a member of the Board of Directors, the Company will take all corporate actions within its power to fill such vacancy with another Purchaser Nominee as designated by the Purchaser, including using its reasonable best efforts to cause the election to the Board of Directors of another Purchaser Nominee designated by the Purchaser to fill such vacancy (such Purchaser Nominee to be reasonably acceptable to the Company) until such time as the next annual election, upon which the provisions of Section 4.1(c) above will apply. Notwithstanding the foregoing, in the event such vacant position is not able to be filled by the Purchaser, for any reason, the Company will provide the Purchaser with observer rights for one person designated by the Purchaser during any period between the time that such vacancy is created and the time any such Purchaser Nominee is elected to the Board of Directors.

     (e) Subject to applicable law, the Purchaser will have the power to procure the resignation of the Purchaser Nominees on the Board of Directors at any time, as to be set forth in an agreement by and between the Purchaser and each Purchaser Nominee.
     (f) The Purchaser will have the right to designate one Purchaser Nominee on each committee of the Board of Directors or, if the Purchaser Nominees are restricted from serving as members of a committee of the Board of Directors under the requirements of the Trading Market or applicable law, the Purchaser will have the right to designate one observer (such observer to be reasonably acceptable to the Company if such observer is not a Purchaser Nominee) who may attend and observe the committee meetings, subject with respect to such observer rights, to the requirements of the Trading Market and applicable law; provided that if for any reason the Purchaser Nominees (or observer) are unable to attend a committee meeting, the members of such committee present at such committee meeting will maintain an accurate written record of such meeting (including with respect to any resolutions or actions taken therewith) and a copy of such written record shall be delivered to each Purchaser Nominee within five Business Days of the meeting.
     (g) The Purchaser’s governance rights set forth in this Section 4.1 will apply also to the boards of directors or boards of managers, as the case may be, of each Subsidiary. If the Purchaser Nominees are restricted from serving as members of any board of directors or board of managers, as the case may be, of any Subsidiary under the requirements of the Trading Market or applicable law, the Purchaser will have the right to designate one observer (such observer to be reasonably acceptable to the Company if such observer is not a Purchaser Nominee) who may attend and observe such meetings, subject, with respect to such observer rights, to the requirements of the Trading Market and applicable law; provided that if for any reason the Purchaser Nominees (or observer) are unable to attend any such meetings of the board of directors or board of managers, as the case may be, of a Subsidiary, the members of such board of directors or board of managers, as the case may be, present at such meeting will maintain an accurate written record of such meeting (including with respect to any resolutions or actions taken therewith) and a copy of such written record shall be delivered to each Purchaser Nominee within five Business Days of the meeting.
     (h) The rights of the Purchaser under this Section 4.1 will terminate at such time as the Purchaser beneficially owns less than 5,555,555 Common Shares (as adjusted for stock splits, stock dividends, subdivisions and combinations of Common Shares); provided that the number of Common Shares beneficially owned by the Purchaser for purposes of this Section 4.1 will be determined by excluding any Warrant Shares underlying any unexercised portion of the Warrant then held by the Purchaser or any of its Affiliates.
     4.2 Certain Restrictions.
     (a) From the date of this Agreement, the Company will be required to obtain the consent of the Purchaser (collectively, the “Purchaser Consent Rights”) prior to the Company or any of its Subsidiaries:
     (i) approving the annual budget and plan for the Company;
     (ii) making any capital expenditure in excess of $2,000,000 not included in the Company’s approved annual budget;

     (iii) appointing, terminating or transferring the Chief Executive Officer or the Chief Financial Officer of the Company, or any other executive officer of the Company, or materially amending or modifying the terms and conditions of any such Person’s terms and conditions of employment; provided that this subclause (iii) will not apply to an Exempt Issuance or awards or payments made pursuant to the Company’s annual incentive plans (the “Additional Consent Right”); provided further that the rights set forth in this sub-clause (iii) will be operative only upon approval of the Additional Consent Right by the shareholders of the Company as set forth herein;
     (iv) from the Initial Closing Date until the fifth anniversary of the Initial Closing Date, entering into or consummating any merger, consolidation, business combination, reorganization, recapitalization, asset sale (including any sale of stock of a Subsidiary) or any other acquisition or series of related transactions or lease or license of any properties or assets of the Company with a value, in any one case, in excess of $5,000,000; provided that this subclause (iv) will not apply to any internal reorganization of the Company or any of its Subsidiaries that is for tax purposes or which is by and between any direct or indirect wholly-owned subsidiaries of the Company;
     (v) entering into any joint venture agreement, partnership agreement or any other similar agreement with a value in excess of $5,000,000;
     (vi) acquiring any material shares or other material equity interests in, or making any other material investments in, any other Person;
     (vii) amending or modifying the constituent documents of the Company or any Subsidiary in a manner which would adversely affect the Purchaser’s rights pursuant to the Transaction Documents, or adopting or amending any anti-takeover measures, or changing or modifying the size of the Board of Directors (except in accordance with Section 4.1);
     (viii) declaring, setting aside, making or paying any dividends or distributions (other than by Subsidiaries of the Company);
     (ix) engaging in stock repurchases or redemptions (other than in connection with an Exempt Issuance);
     (x) issuing any equity securities or instruments convertible (including warrants) into equity securities or any phantom stock or other similar rights, other than in connection with an Exempt Issuance;
     (xi) incurring indebtedness (including guarantees) for borrowed money or granting of Encumbrances, other than (A) indebtedness (including guarantees) for borrowed money incurred or granting of Encumbrances under the Loan Documents or any refinancings thereof, (B) vendor inventory financing and Encumbrances on real property provided in the ordinary course of business and (C) in connection with a loan facility not to exceed £9,000,000 for all or part of the UK Business;
     (xii) commencing any proceeding under any provision of the United States Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, making an assignment for the benefit of creditors or approving a plan of dissolution or liquidation with respect to the Company or any of its Subsidiaries;

     (xiii) adopting any plan or program to close a material number of existing stores (other than Small Format Stores) or to open a material number of new stores;
     (xiv) entering into any substantially new line of business or adopting any plan to conduct business outside of the United States and those non-United States jurisdictions in which the Company conducts business as of the date hereof (other than through the Company’s website or e-book offerings);
     (xv) terminating or materially modifying the Company’s existing Internet website;
     (xvi) except as required by the Loan Documents, selling, transferring, licensing, assigning, permitting to lapse or otherwise disposing of any material intellectual property rights of the Company or its Subsidiaries;
     (xvii) making any material change in the cash management practices or in the accounting practices, methods and principles of the Company, except as required by GAAP;
     (xviii) waiving against third parties any rights or claims of the Company or its Subsidiaries in excess of $5,000,000;
     (xix) entering into, materially adversely modifying or terminating any material agreement of the Company or its Subsidiaries;
     (xx) entering into any Affiliate transactions or related party transactions of the type that would require disclosure by the Company under Item 404(a) of Regulation S-K; or
     (xxi) agreeing to any of the foregoing.
     (b) In the event that the Company seeks to take any of the actions set forth in Section 4.2(a) above, and at a duly called meeting of the Board of Directors, each of the Purchaser Nominees present at such meeting determines that it is in the best interests of the Company to vote in favor of any of the foregoing actions that would otherwise require the consent of the Purchaser pursuant to Section 4.2(a), and each Purchaser Nominee present at such meeting votes in favor of taking such action, as reflected in the written records of such meeting of the Board of Directors, by virtue of the affirmative vote by each such Purchaser Nominee, the Purchaser will be deemed to have consented to the taking of such action. Notwithstanding anything to the contrary herein, any consent of the Purchaser granted in accordance herewith will only apply to the specific instance of the taking of any such action and should the Company desire to take the same action again (or any other action pursuant to Section 4.2(a)), the Purchaser’s consent rights set forth herein will once again apply and the taking of any such action by the Company will be first subject to compliance with Section 4.2(a).
     (c) The Purchaser Consent Rights will terminate at such time as the Purchaser beneficially owns less than 5,555,555 Common Shares (as adjusted for stock splits, stock dividends, subdivisions and combinations of Common Shares); provided that the number of Common Shares beneficially owned by the Purchaser for purposes of this Section 4.2(c) will be determined by excluding any Common Shares underlying any unexercised portion of the Warrant then held by the Purchaser or any of its Affiliates.

ARTICLE V.
REGISTRATION RIGHTS
     5.1 Demand Registration. Subject to Section 6.4, at any time following 90 days after the Company Shareholder Meeting, the Purchaser may request in writing (“Request”) (which Request will specify the Registrable Securities intended to be disposed and the intended method of distribution thereof) that the Company register under the Securities Act all or part of the Registrable Securities beneficially owned by the Purchaser, its Affiliates or the BSL Affiliates (a) on a Registration Statement on Form S-3 or other available form (a “Demand Registration”) or (b) on a Shelf Registration Statement covering any Registrable Securities (or otherwise designating an existing Shelf Registration Statement with the SEC to cover the Registrable Securities) (“Shelf Registration”). Each Request pursuant to this Section 5.1 will be in writing and will specify the number of Registrable Securities requested to be registered.
     5.2 Restrictions on Demand Registrations. Notwithstanding anything to the contrary in this Agreement, the Purchaser may not make more than two Requests in the aggregate. The Company may postpone for up to 120 days the filing or the effectiveness of a Registration Statement if the Board of Directors determines in good faith that such Demand Registration or Shelf Registration, as the case may be, would reasonably be expected to have a material adverse effect on any acquisition of assets (other than in the ordinary course of business), merger, consolidation, tender offer or any other material business transaction by the Company or any of its Subsidiaries; provided that in such event, the Purchaser will be entitled to withdraw such request and, if such request is withdrawn, such Request will not count as one of the permitted Requests. Notwithstanding anything to the contrary contained herein, the Company may not postpone a Demand Registration or Shelf Registration, as the case may be, under this Section 5.2 more than once in any twelve-month period.
     5.3 Selection of Underwriters; Underwritten Offering. If the Purchaser so elects in writing delivered to the Company, the Company will use its reasonable best efforts to cause a Demand Registration to be in the form of an underwritten offering. The Company will have the right to select the managing underwriter and managers to administer the offering, subject to such managing underwriter being an nationally recognized investment bank reasonably acceptable to the Purchaser. The holders of Registrable Securities may not participate in any registration hereunder which is underwritten unless such holders (a) agree to sell such holders’ securities on the basis provided in any underwriting agreement with the underwriters and (b) complete and execute all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.
     5.4 Withdrawals. The Purchaser may withdraw all or any part of the Registrable Securities from a Registration Statement at any time prior to the effective date of such Registration Statement. If such withdrawal is made primarily as a result of the failure of the Company to comply with any provision of this Agreement or any law, rule or regulation governing the offer or sale of Registrable Securities, then such Request will not count as one of the permitted Requests and the Company will be responsible for the payment of all Registration Expenses in connection with such registration. In the case of any other withdrawal, the Purchaser may elect either to pay for the Registration Expenses associated with the withdrawn registration or to forfeit one Request.
     5.5 Registration Procedures. Whenever the Purchaser has made a Request in accordance with Section 5.1 that any Registrable Securities be registered pursuant to this Agreement, the Company will:
     (a) not later than the 60th calendar day after the receipt by the Company of such a Request, prepare and file with the SEC a Required Registration Statement or Required Shelf

Registration Statement, as the case may be, providing for the registration under the Securities Act of the Registrable Securities which the Company has been so requested to register in accordance with the intended methods of distribution thereof specified in such Request or further requests, and will use reasonable best efforts to have such Required Registration Statement or Required Shelf Registration Statement, as the case may be, declared effective by the SEC as soon as practicable thereafter and to keep such Required Registration Statement continuously effective for a period of at least (i) 90 calendar days, in the case of a Demand Registration (or, in the case of an underwritten offering, such period as the Underwriters will reasonably require) following the date on which such Required Registration Statement is declared effective (or such shorter period which will terminate when all of the Registrable Securities covered by such Required Registration Statement have been sold pursuant thereto) or (ii) 180 calendar days, in the case of a Shelf Registration, following the date on which such Required Shelf Registration Statement is declared effective (or such shorter period which will terminate when all of the Registrable Securities covered by such Required Shelf Registration Statement have been sold pursuant thereto), including, in either case, if necessary, by filing with the SEC a post-effective amendment or a supplement to the Required Registration Statement or Required Shelf Registration Statement or the related Prospectus or any document incorporated therein by reference or by filing any other required document or otherwise supplementing or amending the Required Registration Statement or Required Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Required Registration Statement or Required Shelf Registration Statement or by the Securities Act, the Exchange Act, any state securities or blue sky laws, or any rules and regulations thereunder;
     (b) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement for the period set forth in (a) above;
     (c) furnish to each seller of Registrable Securities such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by the seller;
     (d) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as the seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by the seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or (ii) consent to general service of process in any such jurisdiction);
     (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriters of such offering and take such other actions as are prudent and reasonably required in order to expedite or facilitate the disposition of such Registrable Securities, including causing its officers to participate in “road shows” and other information meetings organized by the managing underwriters;
     (f) notify each seller of Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and in such case, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;
     (g) use its reasonable best efforts to cause all such Registrable Securities which are registered to be listed on each securities exchange on which similar securities issued by the Company are then listed;
     (h) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such Registration Statement;
     (i) enter into such customary agreements and take all such other actions as the holder of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;
     (j) make available for inspection by the Purchaser, any underwriter participating in any disposition pursuant to such Registration Statement and any attorney, accountant or other agent retained by the Purchaser or any underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company’s officers, directors, employees and independent accountants to supply all information reasonably requested by the Purchaser or any underwriter, attorney, accountant or agent in connection with such Registration Statement;
     (k) if such sale is pursuant to an underwritten offering, use reasonable best efforts to obtain a “cold comfort” letters dated the effective date of the Registration Statement and the date of the closing under the underwriting agreement from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing underwriter reasonably requests;
     (l) use reasonable best efforts to furnish, at the request of the Purchaser on the date such securities are delivered to the underwriters for sale pursuant to such registration or, if such securities are not being sold through underwriters, on the date the Registration Statement with respect to such securities becomes effective, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the seller making such request, covering such legal matters with respect to the registration in respect of which such opinion is being given as the underwriters, if any, and the seller may reasonably request and are customarily included in such opinions;
     (m) use reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement registering such Registrable Securities;
     (n) otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC, and make available to its security holders, as soon as reasonably practicable but no later than 15 months after the effective date of the Registration Statement, an earnings statement covering the period of at least twelve months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement, which earnings statement will satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

     (o) cooperate with each seller of Registrable Securities and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with Financial Industry Regulatory Authority; and
     (p) use reasonable best efforts to take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.
     If any such registration or comparable statement refers to a holder of Registrable Securities by name or otherwise as the holder of any securities of the Company and if its sole and exclusive judgment, such holder is or might be deemed to be a controlling person of the Company, such holder will have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder and presented to the Company in writing, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company’s securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder; provided that with respect to this clause (ii) such holder will furnish to the Company an opinion of counsel to such effect, which opinion and counsel will be reasonably satisfactory to the Company. In connection with any Registration Statement in which the holder of Registrable Securities is participating, the holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests specifically for use in connection with any such Registration Statement or prospectus.
     5.6 Removal of Legends. The Purchaser and each subsequent holder of Registrable Securities hereby covenants with the Company not to make any sale of the Registrable Securities under any Registration Statement without complying with the provisions of this Agreement and without effectively causing the prospectus delivery requirement under the Securities Act to be satisfied. The legend set forth in Section 3.2(f) will be removed and the Company will issue a certificate without such legend or any other legend to the holder of the applicable Registrable Securities upon which it is stamped, if (i) such Registrable Securities are registered for resale under the Securities Act, (ii) in connection with a sale, assignment or other transfer, such holder provides the Company with an opinion of counsel, in a form reasonably acceptable to the Company, to the effect that such sale, assignment or transfer of such Registrable Securities may be made without registration under the applicable requirements of the Securities Act, or (iii) such holder provides the Company with reasonable assurance that such Registrable Securities can be sold, assigned or transferred pursuant to Rule 144. Following the effective date of the Registration Statement, the Company will as soon as reasonably practicable following the delivery by the holder of Registrable Securities to the Company or the Company’s transfer agent of a legended certificate representing such Registrable Securities, deliver or cause to be delivered to the Purchaser a certificate representing such Registrable Securities that is free from all restrictive and other legends.
     5.7 Suspension. The Purchaser acknowledges that there may be times when the Company must suspend the use of the prospectus forming a part of the Registration Statement (a “Suspension”) until such time as an amendment to the Registration Statement has been filed by the Company and declared effective by the SEC, or until such time as the Company has filed an appropriate report with the SEC pursuant to the Exchange Act. The holder of Registrable Securities hereby covenants that it will not sell any Registrable Securities pursuant to such prospectus during the period commencing at the time at which the Company gives the holder of Registrable Securities written notice of a Suspension of the use of such prospectus and ending at the time the Company gives the holder of Registrable Securities written notice that the holder may thereafter effect sales pursuant to such prospectus (the “Suspension End Date”). Following the Suspension End Date, the Company will promptly notify the holder of Registrable

Securities in writing that the use of the prospectus may be resumed and will provide the holder with a copy of any amendment to the Registration Statement or supplement to the prospectus. The total number of days that any such Suspension may be in effect in any 180 day period will not exceed 60 days and no more than two Suspensions may occur in a twelve-month period.
     5.8 Registration Expenses. Subject to the limitations set forth in Sections 5.4 and 5.9, all expenses incident to the Company’s performance of or compliance with this Article V, including all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, the Company’s internal expenses (including all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed and fees and disbursements of counsel for the Company and all independent certified public accountants retained by the Company (all such expenses being herein called “Registration Expenses”), will be borne by the Company.
     5.9 Other Expenses. The holder of Registrable Securities included in any registration pursuant to this Agreement will pay all fees, costs and expenses of its counsel, accountants, advisers or representatives and all expenses of any broker’s commission or underwriter’s discount or commission relating to the registration and sale of its securities.
     5.10 Rule 144 Reporting. With a view to making available to the holders of Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its reasonable best efforts to:
     (a) make and keep public information available, as those terms are understood and defined in Rule 144 or any similar or analogous rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;
     (b) file with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and
     (c) so long as any holder owns any Registrable Securities, furnish to such holder promptly upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 of the Securities Act and of the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company filed with the SEC and (iii) such other reports and documents as a holder may reasonably request in connection with availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration.
     5.11 Company Indemnification. The Company agrees to indemnify and hold harmless, to the extent permitted by law, the Purchaser, its Affiliates and the BSL Affiliates, and its and each of their officers, partners, members, agents and directors and each Person who controls the Purchaser (within the meaning of the Securities Act or the Exchange Act) from and against (i) any and all losses, claims, damages, liabilities and expenses whatsoever (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) caused by, arising out of or relating to any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto covering the resale of any Registrable Securities by or on behalf of the holder of Registrable Securities or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, and (ii) any and all losses, claims, damages, liabilities and expenses whatsoever (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental authority, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company (which will not be unreasonably withheld); in each case, except insofar as the same are (i) caused by or based upon any information furnished in writing to the Company by the holder of Registrable Securities expressly for use therein or (ii) caused by such holder’s failure to deliver a copy of the Registration Statement or prospectus or any amendments or supplements thereto (solely to the extent it was such holder’s responsibility to so deliver) after the Company has furnished such holder with a sufficient number of copies of the same and to the extent that such current copy would have cured such losses, claims, damages, liabilities or expenses. In connection with an underwritten offering, the Company will indemnify any underwriters of the Registrable Securities, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act or the Exchange Act) to the same extent as provided above with respect to the indemnification of the holder of Registrable Securities.
     5.12 Purchaser Indemnification. The Purchaser agrees to indemnify and hold harmless, to the extent permitted by law, the Company, its Affiliates, its and their officers, partners, members, agents and directors and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) from and against any and all losses, claims, damages, liabilities and expenses (including reasonable expenses of investigation and reasonable attorneys’ fees and expenses) caused by, arising out of or relating to any untrue or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto covering the resale of any Registrable Securities by or on behalf of the holder of Registrable Securities or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder of Registrable Securities expressly stated to be used in connection with such Registration Statement.
     5.13 Resolution of Claims. Any Person entitled to indemnification hereunder will give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification; provided the failure so to notify the indemnifying party will not relieve the indemnifying party of any liability that it may have to the indemnified party hereunder except to the extent that the indemnifying party is materially prejudiced or otherwise forfeits substantive rights or defenses by reason of such failure. If notice of commencement of any such action is given to the indemnifying party as above provided, the indemnifying party will be entitled to participate in and, to the extent it may wish, jointly with any other indemnifying party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such indemnified party. The indemnified party will have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel will be paid by the indemnified party unless (a) the indemnifying party agrees to pay the same, (b) the indemnifying party fails to assume the defense of such action with counsel reasonably satisfactory to the indemnified party or (c) the named parties to any such action (including any impleaded parties) include both the indemnifying party and the indemnified party and such parties have been advised by such counsel that either (i) representation of such indemnified party and the indemnifying party by the same counsel would be inappropriate under applicable standards of professional conduct or (ii) it is reasonably foreseeable that there will be one or more material legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party. In any of such cases, the indemnified party will not have the right to participate in the defense of such action with its own counsel, the reasonable fees and expenses of which will be paid by the indemnifying party, it being understood, however, that the indemnifying party will not be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties. No indemnifying party will be liable for any settlement entered into without its written consent. No indemnifying party will, without the consent of such indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is a party and indemnity has been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such Indemnified Party from all liability for claims that are the subject matter of such proceeding.
     5.14 Contribution. If the indemnification provided for in Section 5.11 or 5.12 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, will to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party will be determined by a court of law by reference to, among other things, if it relates to an untrue or alleged untrue statement of a material fact or the omission to state a material fact in a Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereof covering the resale of any Registrable Securities by or on behalf of the holder of Registrable Securities, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of any loss, claim, damage or liability referred to above will be deemed to include, subject to the limitations set forth in this Section 5.14, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5.14 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 5.14. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.
ARTICLE VI.
OTHER AGREEMENTS OF THE PARTIES
     6.1 Press Release. The Company will, on the Business Day immediately following the date of this Agreement, issue a press release in substantially the form attached as Exhibit F disclosing the material terms of the transactions contemplated by this Agreement. The parties will reasonably cooperate with each other with respect to any additional public statements or press releases relating to the transactions contemplated by this Agreement.
     6.2 Reservation of Warrant Shares and Listing. The Company will as soon as possible after the Initial Closing Date prepare and file with the Trading Market an additional shares listing application covering the Shares and use its reasonable best efforts to cause the Shares to be approved for listing or quotation on such Trading Market as soon as possible thereafter. From the date of this Agreement until the earlier of (a) the Company Shareholder Approval not being obtained or (b) if the Company Shareholder Approval is obtained, until such time as the Warrant is exercised, the Company will maintain a reserve from its duly authorized Common Shares for issuance of the Warrant Shares upon exercise of the Warrant. In the event the Company Shareholder Approval is obtained, the Company will as soon as possible after the Second Closing Date prepare and file with the Trading Market an additional shares listing application covering the Warrant and the Warrant Shares and will use its reasonable best efforts to cause the Warrant and Warrant Shares to be approved for listing or quotation on such Trading Market as soon as possible thereafter.
     6.3 Company Shareholder Meeting.
     (a) As soon as practicable following the Initial Closing Date, the Company, acting through the Board of Directors, will, in accordance with the Charter, the Bylaws, applicable law and the rules of the Trading Market:
     (i) duly call and give notice of a meeting of the Company’s shareholders (such meeting, or any adjournment or postponement thereof, the “Company Shareholder Meeting”) for the purpose of seeking the approval by the Company’s shareholders of the Warrant and the Warrant Shares (the “Company Shareholder Approval”) and for the grant by the Company to the Purchaser of the Additional Consent Right;
     (ii) recommend the approval of the Warrant and Warrant Shares by the Company’s shareholders at the Company Shareholder Meeting and use its reasonable best efforts to solicit such approval;
     (iii) recommend the approval of the Additional Consent Right and use its reasonable best efforts to solicit such approval;
     (iv) provide the Purchaser and its counsel with a reasonable opportunity to review and comment upon the Company’s preliminary Proxy Statement prior to its filing with the SEC; and
     (v) file with the SEC a preliminary Proxy Statement with respect to the Company Shareholder Meeting satisfying the requirements of the Exchange Act.
     (b) If the Company does not receive comments from the staff of the SEC to the preliminary Proxy Statement, then the Company will as soon as practicable thereafter, file a definitive Proxy Statement with the SEC, cause the definitive version of the Proxy Statement to be mailed to its shareholders as soon as it is legally permissible to do so and, in accordance with the Charter, the Bylaws, applicable law and the rules of the Trading Market, convene and hold the Company Shareholder Meeting as soon as practicable thereafter.
     (c) If the Company receives comments from the staff of the SEC to the preliminary Proxy Statement, then the Company will:
     (i) promptly provide the Purchaser and its counsel with copies of any written comments and telephonic notice of any oral comments of the SEC with respect to the preliminary Proxy Statement, respond promptly to any comments raised by the SEC with respect to such preliminary Proxy Statement, permit the Purchaser and its counsel to review and comment upon the Company’s proposed responses to any such comments, file with the SEC as promptly as practicable the Company’s responses to any such comments, and cause the definitive version of the Proxy Statement to be mailed to its shareholders as soon as it is legally permitted to do so; and
     (ii) in accordance with the Charter, the Bylaws, applicable law and the rules of the Trading Market, use its reasonable best efforts to convene and hold the Company

Shareholder Meeting as soon as is practicable following its filing of the definitive version of the Proxy Statement with the SEC.
     (d) The Purchaser agrees to vote at any Company Shareholder Meeting all of the Shares held by it in favor of the approval of the Warrant and the Warrant Shares to the fullest extent it is permitted to do so in accordance with the rules of the Trading Market.
     6.4 Transfer Restrictions.
     (a) Except as expressly provided in this Section 6.4, the Purchaser agrees that it will not at any time, directly or indirectly, sell, assign, pledge, hypothecate or otherwise transfer (a “Transfer”) any interest in any Securities or the Stock Appreciation Right.
     (b) Notwithstanding the provisions of Section 6.4(a), the Purchaser will have the right to Transfer:
     (i) at any time, all or any portion of the Securities or the Stock Appreciation Right to any Affiliate of the Purchaser or any BSL Affiliate;
     (ii) at any time, all or any portion of the Securities or the Stock Appreciation Right in connection with any agreement authorized by the Board of Directors that (A) provides for a change in control of the Company as defined in the Loan Documents (as amended) or as such phrase is defined in any successor definitive documentation that is entered into by the Company in connection with any refinancing of the Loan Documents, or (B) in connection with any third party tender offer for 50% or more of the Company Shares recommended by the Board of Directors to the Company’s shareholders; and
     (iii) at any time after the first anniversary of the Initial Closing Date (which period will include any lock-up period pursuant to any applicable securities laws); provided that any Transfer of a portion of the Securities representing (or, in the case of the Warrant, exercisable for Common Shares representing) more than 5% of the Common Shares outstanding as of the date of the Transfer to any one Person will only be permitted to Persons who are not competitors of the Company and who the Purchaser reasonably believes are acquiring the Securities in the ordinary course of business and not with the purpose of changing or influencing the control of the Company; provided that any Transfer of a portion of Securities representing more than 5% of the Common Shares outstanding as of the date of the Transfer to any broker, dealer, registered agent, bank, insurance company, underwriter or similar Person with a view or intent to on-sell or distribute the Securities, will be permitted.
     (c) As a condition to any Transfer to an Affiliate of the Purchaser pursuant to Section 6.4(b)(i), the Purchaser will obtain a written agreement of its Affiliate or BSL Affiliate, as the case may be, in form and substance reasonably acceptable to the Company, pursuant to which such Affiliate will agree to be bound by the provisions of this Section 6.4 with respect to the Securities or Stock Appreciation Right to be Transferred to such Affiliate or BSL Affiliate, as the case may be. If any Person to which Securities or the Stock Appreciation Right have been Transferred pursuant to Section 6.4(b)(i) ceases for any reason to be an Affiliate of the Purchaser or a BSL Affiliate, the Purchaser will promptly cause all Securities or the Stock Appreciation Right beneficially owned by such Person to be Transferred to the Purchaser, to an Affiliate of the Purchaser or to a BSL Affiliate, and will promptly advise the Company in writing of such Transfer.

     (d) The certificates representing the Shares, the Warrant, the Warrant Shares and the Stock Appreciation Right will bear a legend referencing the restrictions on Transfer set forth in this Section 6.4 and the Company may provide notice instructing the Transfer Agent not to recognize or give effect to any Transfer in violation of such restrictions. Any Transfer or attempted Transfer of the Securities or the Stock Appreciation Right in violation of the provisions of this Section 6.4 will be void and will have no force or effect.
     6.5 Rights Offering. The Company will be permitted in its sole and absolute discretion up until the first anniversary of the Initial Closing Date to commence a rights offering to the shareholders of the Company for an aggregate amount of not more than $25 million in net proceeds (the “Rights Offering”). In any such Rights Offering, the Company may offer each of its shareholders the right, which may be transferable, to purchase one Common Share per share that such shareholder owns at a price per share of no less than $2.00. The Rights Offering may be structured so that shareholders exercising their right in full will have the right to purchase additional Company Shares that are not subscribed for pursuant to the exercise of such rights prior to the applicable exercise deadline.
     6.6 Standstill. For the period commencing on the date hereof and ending on the earlier of (i) the two year anniversary of the date hereof and (ii) such time as the Purchaser beneficially owns less than 5,555,555 Common Shares (as adjusted for stock splits, stock dividends, subdivisions and combinations of Common Shares and for purposes of this clause (ii) including any Warrant Shares underlying any unexercised portion of the Warrant then held by the Purchaser or any of its Affiliates) (the earlier of (i) or (ii), the “Restricted Period”), neither the Purchaser, nor any of its Affiliates or any BSL Affiliate (each, a “Restricted Person”) will in any manner, directly or indirectly, without the prior written consent of a majority of the Company’s directors who are independent under the rules of the Trading Market and who are not Purchaser Nominees:
     (a) other than the acquisition of the Shares by the Purchaser pursuant to this Agreement, the issuance of the Warrant in accordance with the Transaction Documents, the acquisition of the Warrant Shares upon the exercise of the Warrant or the acquisition of any Common Shares issued by the Company pursuant to Section 1.3(c) of the Stock Appreciation Right, acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any Equity Securities or direct or indirect rights or options to acquire any securities of any Subsidiary, or of any successor to the Company, or any assets of the Company or of its divisions or of any such successor such that in any event the Purchaser’s beneficial ownership of Common Shares on a fully diluted basis, after giving effect to the conversion or exercise of all outstanding rights, options and warrants for Common Shares (which calculation shall include the Shares acquired by the Purchaser pursuant to this Agreement and either (A) in the event Company Shareholder Approval is obtained, the Warrant Shares issuable upon the exercise of the Warrant, or (B) in the event the Company Shareholder Approval is not obtained, and the Purchaser subsequently elects to acquire any Common Shares pursuant to Section 1.3(c) of the Stock Appreciation Right, such number of Common Shares to be issued in connection therewith), would result in a “change of control” as defined in the Loan Documents (as amended) or as defined in any successor definitive documentation that is entered into by the Company in connection with any refinancing of the Loan Documents;
     (b) make, or in any way participate, directly or indirectly, in any “solicitation” of “proxies” (as such terms are used in the rules of the SEC), or advise or seek to influence any Person with respect to the voting of any voting securities of the Company or any of its Subsidiaries;
     (c) make any public announcement with respect to, or submit a proposal for, or offer of (with or without conditions) any tender or exchange offer, merger, recapitalization, reorganization or business combination or other similar extraordinary transaction involving the Company or any of its Subsidiaries or any of their securities or assets, on the one hand, and the Purchaser, any of its Affiliates or any BSL Affiliate, on the other hand;

     (d) form, join or in any way participate in a Group in connection with any of the foregoing;
     (e) otherwise act, alone or in concert with others (including by providing financing to another party), to seek or offer to control or influence the management, Board of Directors, policies or affairs of the Company;
     (f) advise, assist or encourage any other Person in connection with any of the foregoing; or
     (g) publicly request (or otherwise request in a manner that could reasonably be expected to require public disclosure by the Company) that the Company, directly or indirectly, amend or waive any provision of this Section 6.6.
     Notwithstanding anything to the contrary herein but subject to Section 6.8, during the Restricted Period (i) nothing in Sections 6.6(e) and (f) will prohibit or restrict (A) the performance by any Purchaser Nominee of any actions required in their capacity as a director of the Company (or as Chairman of the Board of Directors, as the case may be) or (B) the exercise of Purchaser’s rights under Sections 4.1 and 4.2 of this Agreement and (ii) in the event that a third party (other than the Purchaser, any of its Affiliates or any BSL Affiliate) makes a proposal to acquire 100% of the Equity Securities of the Company, or all or substantially all of the assets of the Company (a “Proposal”), and the Board of Directors resolves not to pursue any discussions, negotiations or the entry into definitive documentation in connection with the Proposal and the Purchaser supports such discussions, negotiations or entry into definitive documentation, the provisions set forth in Section 6.6(d), (e), (f) and (g) will not apply to the Proposal, including as it may be amended or modified.
     6.7 Continuing Restrictions. After the Restricted Period, the provisions of Section 6.6(a) will continue to apply to the Purchaser, its Affiliates and the BSL Affiliates except in the case of acquisitions of Equity Securities (a) made pursuant to a transaction that, if consummated, would result in the acquisition of 100% of the Equity Securities of the Company or (b) that do not result in a “change in control” as defined in the Loan Documents (as amended) or as defined in any successor definitive documentation that is entered into by the Company in connection with any refinancing of the Loan Documents.
     6.8 Transactions with the Purchaser. Any proposed transaction or amendment to any agreement between the Company and the Purchaser or any of its Affiliates will require the prior approval of a majority of disinterested directors of the Company and, if required by law or the rules of the Trading Market, by a majority of Common Shares owned by the disinterested shareholders of the Company.
ARTICLE VII.
MISCELLANEOUS
     7.1 Fees and Expenses. Upon the submission of invoices from the Purchaser containing in reasonable detail the fees and expenses incurred by the Purchaser (including without limitation, the reasonable fees and expenses of the Purchaser’s legal counsel and financial advisors) on or prior to the Initial Closing Date and the Second Closing Date, as the case may be, in connection with the negotiation and consummation of the transactions contemplated by the Transaction Documents and the Letter Agreement (the “Purchaser Expenses”), the Company will promptly following receipt of such invoices reimburse the Purchaser for any Purchaser Expenses; provided that in no event will the Company reimburse the Purchaser for any Purchaser Expenses in excess of $1,500,000. Any Purchaser Expenses in excess of $1,500,000 or expenses incurred by the Purchaser after the Second Closing Date will be borne exclusively by the Purchaser. The Company will pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchaser, which for the avoidance of doubt, will not be deemed a “Purchaser Expense.”
     7.2 Entire Agreement. The Transaction Documents, the Letter Agreement and the Confidentiality Agreement, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.
     7.3 Notices. Each party giving any notice required or permitted under this Agreement will give the notice in writing, and use one of the following methods of delivery to the party to be notified, at the address set forth below or another address of which the sending party has been notified in accordance with this Section 7.3: (a) personal delivery, (b) facsimile or telecopy transmission with a reasonable method of confirming transmission, (c) commercial overnight courier with a reasonable method of confirming delivery, or (d) pre-paid, United States of America certified or registered mail, return receipt requested. Notice to a party is effective for purposes of this Agreement only if given as provided in this Section 7.3 and if the intended addressee has actually received the notice.

If to the Seller:	Borders Group, Inc.
100 Phoenix Drive
Ann Arbor, Michigan 48108

Facsimile	734-477-1370
Attention:	Thomas D. Carney
Executive Vice President, General Counsel and Secretary

With a copy (which will not constitute notice) to:	Baker & McKenzie LLP
One Prudential Plaza
130 East Randolph Street
Chicago, Illinois 60601

Facsimile:	312-861-2899
Attention:	Craig A. Roeder
Christopher M. Bartoli

If to the Purchaser:	LeBow Gamma Limited Partnership
667 Madison Avenue, 14th Floor
New York, NY 10065

Facsimile:	212-319-3328
Attention:	Bennett S. LeBow

With a copy (which will not constitute notice) to:	Latham & Watkins LLP
885 Third Avenue
New York, New York 10022-4834

Facsimile:	212-751-4864
Attention:	M. Adel Aslani-Far

     7.4 Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. Subject to applicable law and the rules of the Trading Market and the provisions of Section 6.8, the Company and the Purchaser may at any time before or after the Company Shareholder Meeting amend this Agreement or any of the Transaction Documents. No waiver of any default with respect to any provision, condition or requirement of this Agreement will be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor will any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.
     7.5 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and will not be deemed to limit or affect any of the provisions hereof.
     7.6 Successors and Assigns. This Agreement will be binding upon the parties and their respective successors and assigns and will inure to the benefit of the parties and their respective successors and permitted assigns. The Company may not assign or delegate this Agreement or any rights or obligations hereunder without the prior written consent of the Purchaser. The Purchaser may not assign or delegate this Agreement or any rights or obligations hereunder without the prior written consent of the Company. None of the rights granted to the Purchaser pursuant to this Agreement or any of the other Transaction Documents (other than the right to exercise the Warrant or the Stock Appreciation Right in accordance with its terms) may be exercised by any Person other than the Purchaser or any Affiliate of the Purchaser to which Securities are Transferred in accordance with Sections 6.4(b)(i) and 6.4(c) (so long as such Person continues to be an Affiliate of the Purchaser).
     7.7 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Sections 5.11 and 5.12.
     7.8 No Survival. The representations and warranties contained herein will not survive the Initial Closing Date.
     7.9 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together will be considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.
     7.10 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein will remain in full force and effect and will in no way be affected, impaired or invalidated, and the parties hereto will use their reasonable best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

     7.11 Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company will issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction, including an affidavit of loss and indemnity, which will not include a requirement to post bond. The applicant for a new certificate or instrument under such circumstances will also pay any reasonable third-party costs associated with the issuance of such replacement Securities.
     7.12 Remedies. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree that either party may be entitled to equitable remedies, including specific performance, in the event of such breach. Each of the parties agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.
     7.13 Business Days. If the last or appointed day for the taking of any action or the expiration of any right required or granted in this Agreement or any other Transaction Document is not a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.
     7.14 Construction. The parties agree that each of them and their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of the Transaction Documents or any amendments hereto. The use of the word “including” in this Agreement means “including without limitation” and is intended by the parties to be by way of example rather than limitation.
     7.15 Governing Law and Venue. The Michigan Business Corporation Act will govern all questions concerning the due authorization and issuance of the Shares and the Warrant Shares, the nomination and election of directors of the Company and similar matters relating to the Company. All other questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents will be governed by and construed and enforced in accordance with the internal procedural and substantive laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the construction, validity, enforcement and interpretation of this Agreement or any other Transaction Document (whether brought against a party to this Agreement or its respective Affiliates, directors, officers, shareholders, employees or agents) will be solely and exclusively subject to the jurisdiction (a) in the United States District Court for the state of New York located in the Southern District of New York and (b) in a state court of the State of New York located in the county of New York. Each party hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the foregoing courts for the adjudication of any dispute arising in connection with this Agreement or any other Transaction Document and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service will constitute good and sufficient service of process and notice thereof. Nothing contained herein will be deemed to limit in any way any right to serve process in any other manner permitted by law.
     7.16 WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES

EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.
(Signature Page Follows)

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BORDERS GROUP, INC.
By:	/s/ Mark R. Bierley
	Name:	Mark R. Bierley
	Title:	Executive Vice President and Chief Financial Officer

LEBOW GAMMA LIMITED PARTNERSHIP
By:	/s/ Bennett S. LeBow
	Name:	Bennett S. LeBow
	Title:	President of LeBow Gamma, Inc., General Partner of LeBow Gamma Limited Partnership

Signature Page to Securities Purchase Agreement

Exhibit A
Bylaws
See attached.

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RESTATED
BY-LAWS
OF
BORDERS GROUP, INC.
ARTICLE I
OFFICES
     SECTION 1. Registered Office. The registered office of Borders Group, Inc. (hereinafter called the “Corporation”) shall be in the City of Ann Arbor, County of Washtenaw, State of Michigan.
     SECTION 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Michigan as the Board of Directors may from time to time determine.
ARTICLE II
MEETINGS OF STOCKHOLDERS
     SECTION 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Michigan as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.
     SECTION 2. Annual Meetings. The Annual Meetings of Stockholders shall be held on such date and at such time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which meetings the stockholders shall elect by a plurality vote a Board of Directors, and transact such other business as may properly be brought before the meeting. Written notice of the Annual Meeting stating the place, date and hour of the meeting shall be given to each stockholder entitled to vote at such meeting not less than 10 days nor more than 60 days before the date of the meeting.
     SECTION 3. Special Meetings. Unless otherwise prescribed by law or by the Articles of Incorporation, Special Meetings of Stockholders, for any purpose or purposes, may be called only by the Chief Executive Officer or by the Board of Directors acting pursuant to a resolution adopted by a majority of the entire Board of Directors. Written notice of a Special Meeting stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called shall be given not less than 10 days nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting.
     SECTION 4. Quorum. Except as otherwise provided by law or by the Articles of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. If, however, such quorum shall not be present

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or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed.
     SECTION 5. Voting. Each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his discretion, may require that any votes cast at such meeting shall be cast by written ballot.
     SECTION 6. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder at the time and place of the meeting during the whole time thereof.
     SECTION 7. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 6 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.
     SECTION 8. Notice of Stockholder Business and Nominations.
     (A) Annual Meetings of Stockholders. (1) Nominations of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation’s notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this By-Law, who is entitled to vote at the meeting and who complied with the notice procedures set forth in this By-Law.
          (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this By-Law, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must be a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for giving of a stockholder’s notice as described above. Such stockholder’s notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and Rule 14a-11 thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (c) as to

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the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.
          (3) Notwithstanding anything in the second sentence of paragraph (A)(2) of this By-Law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement naming all the nominees for director or specifying the size of the increased Board of Directors made by the Corporation at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.
     (B) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (a) by or at the direction of the Board of Directors or (b) by any stockholders for the Corporation who is a stockholder of record at the time of giving of notice provided for in this By-Law, who shall be entitled to vote a the meeting and who complies with the notice procedures set forth in this By-Law. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice required by paragraph (A)(2) of this By-Law shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder’s notice as described above.
     (C) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this By-Law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. Except as otherwise provided by law, the Certificate of Incorporation or the By-Laws of the Corporation, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made, or proposed, as the case may be, in accordance with the procedures set forth in this By-Law and, if any proposed nomination or business in not in compliance with this By-Law, to declare that such defective proposal or nomination shall be disregarded.
          (2) For purposes of this Law “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act.
          (3) Notwithstanding the foregoing provisions of this By-Law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law. Nothing in this By-Law shall be deemed to affect any rights of (i) stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) the holders of any series of Preferred Stock to elect directors under specified circumstances.

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ARTICLE III
DIRECTORS
     SECTION 1. Number and Election of Directors. The Board of Directors shall consist of not less than three nor more than eleven members, with the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the directors then in office. Except as provided in Section 2 of this Article, directors shall be elected by a plurality of the votes cast at annual meetings of stockholders, and each director so elected shall hold office until the next annual meeting and until his successor is duly elected and qualified, or until his earlier resignation or removal. Any director may resign at any time upon notice to the Corporation. Directors need not be stockholders.
     SECTION 2. Vacancies. Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, though less than a quorum, or by a sole remaining director, and the directors so chosen

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shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier resignation or removal.
     SECTION 3. Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Articles of Incorporation or by these By-Laws directed or required to be exercised or done by the stockholders.
     SECTION 4. Meetings. The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Michigan. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board, if there be one, the President, or by a majority of the directors then in office. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram or similar means of communication on twenty-four (24) hours notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.
     SECTION 5. Quorum. Except as may be otherwise specifically provided by law, the Articles of Incorporation or these By-Laws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.
     SECTION 6. Actions of Board Without a Meeting. Unless otherwise provided by the Articles of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.
     SECTION 7. Meeting by Means of Conference Telephone. Unless otherwise provided by the Articles of Incorporation or these By-Laws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.
     SECTION 8. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall

6

preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.
     SECTION 9. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because the votes of such director are counted for such purpose if (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors; or (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.
ARTICLE IV
COMMITTEES
     SECTION 1. Audit Committee. There shall be an audit committee consisting of not less than two members of the Board of Directors who are not officers of the Corporation or any of its subsidiaries with the members thereof designated by the entire Board of Directors. The audit committee shall review and make recommendations regarding the Corporation’s employment of independent accountants, the annual audit of the Corporation’s financial statements and the Corporation’s internal controls, accounting practices and policies. From time to time, as considered necessary and desirable, the committee shall confer with such accountants for the exchanging of views relating to the scope and results of the auditing of books and accounts of the Corporation and shall provide to the Board of Directors such assistance as may be required with respect to the corporate and reporting practices of the Corporation. The audit committee shall perform such other duties as the Board of Directors may prescribe.
     SECTION 2. Compensation Committee. There shall be a compensation committee consisting of not less than two members of the Board of Directors who are not officers of the Corporation or any of its subsidiaries with the members thereof designated by the entire Board of Directors. The compensation committee shall make recommendations to the Board of Directors regarding the nature and amount of compensation for executive officers of the Corporation and, as may be prescribed by the Board of Directors, administer certain of the Corporation’s employee benefit plans. The compensation committee shall perform such other duties as the Board of Directors may prescribe.

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     SECTION 3. Committee Vacancies; Quorum, Voting and Procedures. Each member of a committee shall serve at the pleasure of the Board of Directors, and vacancies on a committee may be filled by the Board of Directors at any time. The Board of Directors may also increase the number of members of a committee at any time. A majority of all members of a committee shall constitute a quorum, and the affirmative vote of a majority of all the members of a committee shall constitute the action of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not a quorum is constituted, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Each committee shall determine its own rules of procedure and shall meet as provided by such rules, or by resolution of the Board of Directors, or on the call of any member thereof. Each committee shall keep regular minutes and report to the Board of Directors when required.
     SECTION 4. Other Committees. From time to time, the Board of Directors may constitute and appoint any other committee or committees which the Board of Directors may deem necessary or proper for the conduct of the Corporation’s business. Any such committee created by the Board of Directors shall have such duties, powers and authority as shall be specified in the resolution constituting such committee.
ARTICLE V
OFFICERS
     SECTION 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. The Board of Directors, in its discretion, may also choose a Chairman of the Board (who must be a director), one or more Vice Chairmen of the Board (who need not be directors), and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Articles of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board, need such officers be directors of the Corporation.
     SECTION 2. Election. The Board of Directors at its first meeting held after each annual meeting of stockholders shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors or a committee thereof.

8

     SECTION 3. Voting Securities Owed by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors, may, by resolution, from time to time confer like powers upon any other person or persons.
     SECTION 4. Chief Executive and Chief Operating Officers. The Board of Directors shall designate one of the Corporation’s officers as the chief executive officer and may, from time to time, but shall not be required to do so, designate one of the officers as the chief operating officer. In the absence of any designation, the President shall serve as the chief executive officer. Subject to the direction of the Board of Directors, the chief executive officer shall have general supervision of the Corporation’s business, departments, officers, and employees, and shall prescribe duties of other officers and employees insofar as they are not specified by the By-Laws or by the Board of Directors. The chief executive officer shall preside at all meetings of the stockholders and Board of Directors. The chief operating officer shall have such duties as may be designated by the chief executive officer or by the Board of Directors.
     SECTION 5. Chairman of the Board. The Chairman of the Board shall perform such duties as may be designated by the chief executive officer or by the Board of Directors. In the chief executive officer’s absence or disability, the Chairman shall preside at meetings of the stockholders and Board of Directors.
     SECTION 6. Vice Chairman of the Board. The Vice Chairman of the Board shall perform such duties as may be designated by the chief executive officer or by the Board of Directors. In the chief executive officer’s and Chairman’s absence or disability, the Vice Chairman shall preside at meetings of the stockholders and Board of Directors.
     SECTION 7. President. The President shall perform such duties as may be designated by the chief executive officer or by the Board of Directors, and shall have authority to execute on behalf of the Corporation any and all contracts, agreements, bonds, deeds, mortgages, leases or other obligations of the Corporation. In the absence or incapacity of the President, the Board of Directors shall determine which other officer shall perform the duties of that office.
     SECTION 8. Vice Presidents. The Vice Presidents shall perform such duties as may be designated by the chief executive officer, subject to the direction of the Board of Directors. Any Vice President shall have authority to execute on behalf of the Corporation any and all contracts, agreements, bonds, deeds, mortgages, leases or other obligations of the Corporation.
     SECTION 9. Treasurer. The Treasurer shall have the custody of and the responsibility for all funds and securities of the Corporation, subject to the control of the Board of Directors. The Treasurer shall keep bank accounts in the name of the Corporation. The Treasurer shall

9

perform all duties incident to the position of Treasurer, subject to the control of the Board of Directors, and shall have authority to sign and endorse all notes, checks, drafts and other obligations of the Corporation.
     SECTION 10. Secretary. The Secretary shall keep a record in proper books provided for that purpose of all the meetings and proceedings of the Board of Directors and the minutes of the stockholders meetings, and shall keep such other records and shall perform such other duties as the Board of Directors or the chief executive officer shall designate. The Secretary shall notify the directors and stockholders of their respective meetings, shall attend to the giving and service of all notices of the Corporation, and shall in general do and perform all the duties pertaining to the office, subject to the control of the Board of Directors.
     SECTION 11. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the chief executive officer or the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.
ARTICLE VI
STOCK
     SECTION 1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman of the Board, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by the holder in the Corporation.
     SECTION 2. Signatures. When a certificate is countersigned by (i) a transfer agent other than the Corporation or its employees, or (ii) a registrar other than the Corporation or its employees, any other signature on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person was such officer, transfer agent or registrar at the date of issue.
     SECTION 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

10

     SECTION 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be canceled before a new certificate shall be issued.
     SECTION 5. Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 days nor less than 10 days before the date of such meeting, nor more than 60 days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
     SECTION 6. Beneficial Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.
ARTICLE VII
NOTICES
     SECTION 1. Notices. Whenever written notice is required by law, the Articles of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telex or cable.
     SECTION 2. Waivers of Notice. Whenever any notice is required by law, the Articles of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.
ARTICLE VIII
GENERAL PROVISIONS
     SECTION 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, and may be paid in cash, in property, or in shares of the capital stock.

11

     SECTION 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.
     SECTION 3. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.
     SECTION 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation and the words “Corporate Seal, Michigan”. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.
     SECTION 5. Control Share Acquisitions. Chapter 7B of the Michigan Business Corporation Act (being Section 450.1790 through 450.1799 of Michigan Compiled Laws) shall not apply to control share acquisitions of shares of the Corporation’s capital stock.
ARTICLE IX
AMENDMENTS
     SECTION 1. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the stockholders or by the Board of Directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such meeting of stockholders or Board of Directors as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.
     SECTION 2. Entire Board of Directors. As used in this Article IX and in these By-Laws generally, the term “entire Board of Directors” means the exact number of directors determined pursuant to Section 1 of Article III.

FIRST AMENDMENT
TO
THE RESTATED BY-LAWS
OF
BORDERS GROUP, INC.
     The Restated By-laws of Borders Group, Inc. (the “Company”) are hereby amended to add the following Section 10 to Article III, effective as of July 17,2006:
“SECTION 10. Chairman of the Board; Lead Director. The independent directors (as determined in accordance with the listing standards of the New York Stock Exchange or any other securities exchange on which the common stock of the Company is then listed) shall designate one of the members of the Board to serve as the Chairman of the Board. If the person selected to serve as Chairman is an independent director, he or she shall have such duties and authority as the independent directors shall from time to time specify, which shall include, at a minimum, the following: (i) presiding at all meetings of the Board; (ii) serve as liaison between the chief executive officer and the independent directors; (iii) approve information sent to the Board; (iv) approve meeting agendas for the Board; (v) approve meeting schedules to assure that there is sufficient time for discussion of all agenda items; (vi) the authority to call meetings of independent directors; and (vii) if requested by major shareholders, assure that he or she is available for consultation and direct communication. If the person selected to serve as Chairman is not an independent director, the independent directors shall designate one of the independent directors to be the Lead Director. The Lead Director shall have shall have such duties and authority as the independent directors shall from time to time specify, which shall include, at a minimum, presiding at all meetings of the Board at which the chairman is not present, including executive sessions of the independent directors, and all of the duties and authority enumerated in (ii) through (vii) above. If a Lead Director is appointed, the duties and authority of the Chairman shall be limited to those specified by the independent directors, which shall not in any way conflict with the duties and authority of the Lead Director.

SECOND AMENDMENT
TO
THE RESTATED BY-LAWS
OF
BORDERS GROUP, INC.
Section 1 of Article III of the Restated By Laws of the Company is amended to read as follows, effective as of May 25,2007:
SECTION 1. Number and Election of Directors. The Board of Directors shall consist of not less than three nor more than eleven members, with the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the directors then in office. Directors shall be elected by the affirmative vote of the majority of the votes cast in person or by proxy at any meeting for the election of directors at which a quorum is present; provided that, if the number of nominees exceeds the number of directors to be elected, the directors shall be elected by the vote of a plurality of the shares represented in person or by proxy at any such meeting. For purposes of this Section, a majority of the votes cast means that the number of shares voted ‘for’ a nominee exceeds the shares voted “against” or “withheld” with respect to the nominee. Abstentions and broker non-votes shall not be deemed to be votes cast for purposes of tabulating the vote. Each director so elected shall hold office until the next annual meeting and until his successor is duly elected and qualified, or until his earlier resignation or removal. Any director may resign at any time upon notice to the Company. Directors need not be shareholders.

THIRD AMENDMENT
TO
THE RESTATED BY-LAWS
OF
BORDERS GROUP, INC.
     1. Section 1 of Article VI of the Restated By Laws of the Company is amended to read as follows:
SECTION 1. Form of Ownership. Ownership of stock in the Corporation shall be represented by shares issued in book entry form, by a certificate signed by the Secretary and another officer of the Corporation or in such other form as shall be authorized from time to time by the Board of Directors of the Company.
     1. Section 4 of Article VI of the Restated By Laws of the Company is amended to read as follows:
SECTION 4. Transfers. Stock in the Corporation shall be transferable in the manner prescribed by law and in these By-Laws. Transfers of stock may be made by the electronic movement of shares issued in book entry form, in accordance with the duly signed instructions of a certificate holder upon the delivery of the holder’s certificate for cancellation or in such other manner as shall be authorized from time to time by the board of Directors of the Company

FOURTH AMENDMENT
TO
THE RESTATED BY-LAWS
OF
BORDERS GROUP, INC.
     1. Section 3 of Article II of the Restated By Laws of the Company is amended to read as follows:
     SECTION 3. Special Meetings. Unless otherwise prescribed by law or by the Articles of Incorporation, Special Meetings of Stockholders, for any purpose or purposes, may be called by the Chief Executive Officer or by the Board of Directors acting pursuant to a resolution adopted by a majority of the entire Board of Directors, and shall be called by the Secretary upon the request of the holders of at least twenty-five percent (25%) of the shares of the Corporation outstanding and entitled to vote at the meeting. Any request for a special meeting of the shareholders shall set forth: (A) a statement of the specific proposal to be brought before the meeting and any material interest in the matter to be acted upon of any of the stockholders requesting the meeting; (B) the name and address of the stockholder(s) who is requesting the meeting; and (C) the number of shares of the Corporation’s stock which are owned by each such shareholder. If any of the stockholders requesting the meeting is not a registered holder, such stockholder(s) must submit to the Secretary of the Corporation, at the time of submission of the request, a written statement or statements from the record holder of the shares verifying that such stockholder(s) is the holder of the applicable shares. Written notice of a Special Meeting stating the place, date and time of the meeting and the purpose or purposes for which the meeting is called shall be shall be given not less than 10 days nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting.

Exhibit B
Charter
See attached.

United States of America

The State of Michigan

TUEBOR

CIRCUMSPICE

Department of Energy, Labor & Economic Growth

Lansing, Michigan

This is to Certify that the annexed copy has been compared by me with the record on file in this Department and that the same is a true copy thereof.

This certificate is in due form, made by me as the proper officer, and is entitled to have full faith and credit given it in every court and office within the United States.

In testimony whereof, I have hereunto set my hand, in the City of Lansing, this 19th day of May, 2010

Director

Bureau of Commercial Services

GOLD SEAL APPEARS ONLY ON ORIGINAL

C&S 500 (12/95)

097DH3134 0404 ORG&FI $2.50

097AH0062 0402 ORG&FI $62.50

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU		
Date Received APR 0 3 1997		(FOR BUREAU USE ONLY) FILED APR - 3 1997 Administrator MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU EFFECTIVE DATE:
Name Thomas D. Carney		
Address 500 East Washington Street		
City: Ann Arbor	State: Michigan	Zip: 48104

Document will be returned to the name and address you enter above

462-982

ARTICLES OF INCORPORATION

For use by Domestic Profit Corporations

(Please read information and instructions on last page)

ARTICLE I

ARTICLE II

ARTICLE III

The total authorized shares:

1. Common shares: 1,000
2. Preferred shares: 100
3. A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:

-1-

Ar CK 2.50 45872

GOLD SEAL APPEARS ONLY ON ORIGINAL

     A. Common Stock
     1. Voting Rights. Except as otherwise required by law or by the Articles of Incorporation, each holder of Common Stock shall have one vote for each share of Common Stock held by a holder on all matters voted upon by the holders of Common Stock.
     2. Dividends. Subject to the preferential dividend rights, if any, applicable to shares of Preferred Stock and subject to applicable requirements, if any, with respect to the setting aside of sums for purchase, retirement or sinking funds for Preferred Stock, the holders of Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors in its discretion.
     3. Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, the holders of Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amounts to which the holders of any Preferred Stock shall be entitled, to share ratably in the remaining net assets of the Corporation.
     B. Preferred Stock
     The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, and for such consideration or considerations as the Board of Directors may determine, with such voting powers, full or limited, or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, all except as otherwise required by law or the Articles of Incorporation, and including, without limiting the generality of the foregoing, the following:
     1. The distinctive designation and number of shares comprising such series.
     2. The dividend rate or rates on the shares of such series and the relation which such dividends shall bear to the dividends payable on any other class of capital stock or on any other series of Preferred Stock, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative, and, if cumulative, the date or dates from which dividends shall accumulate.
     3. Whether the shares of such series shall be redeemable, and, if redeemable, whether redeemable for cash, property or rights, including securities of any other corporation, at the option of either the holder or the Corporation or upon the happening of a specified event, the limitations and restrictions with respect to such redemption, the time or times when, the price or prices or rate or rates at which, the adjustments with which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed.
     4. The rights to which the holders of shares of such series shall be entitled, and the preferences, if any, over any other series (or of any other series over such series), upon the voluntary or involuntary liquidation, dissolution, distribution or winding up of the Corporation, which rights may vary depending on whether such liquidation, dissolution, distribution or winding up is voluntary or involuntary, and, if voluntary, may vary at different dates.
     5. Whether the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof.
GOLD SEAL APPEARS ONLY ON ORIGINAL

     6. Whether the shares of such series shall be convertible into or exchangeable for shares of any other class or of any other series of any class of capital stock or other securities of the Corporation, or the securities of any other corporation or entity, and, if so, convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange.
     7. The voting powers, full and/or limited, if any, of the shares of such series, and whether and under what conditions the shares of such series (alone or together with the shares of one or more other series) shall be entitled to vote separately as a single class upon any matter, including, without limitation, the election of one or more additional directors of the Corporation in case of dividend arrearages or other specified events.
     8. Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series.
     9. Any other preferences, privileges and powers and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of the Articles of Incorporation.
     10. All shares of Preferred Stock of any one series shall be of equal rank and identical in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon, if cumulative, shall be cumulative.
     C. General Provisions
     1. No stockholder shall have any preemptive right to subscribe for additional issues of stock of the Corporation.
     2. Shares of any class or series of capital stock redeemed, converted, exchanged, purchased, retired or surrendered to the Corporation, or which have been issued and reacquired in any manner shall, upon compliance with any applicable provisions of the MBCA, be given the status of authorized and unissued shares of the same class undesignated as to series.
ARTICLE IV
1. The address of the current registered office is:

500 East Washington Street	Ann Arbor	MICHIGAN 48104

(Street Address)	(City)	(State) (Zip Code)
2. The mailing address of the registered office, if different than above:

(Street Address)	(City)	(State) (Zip Code)
3. The name of the resident agent at the registered office is: Thomas D. Carney
ARTICLE V
The name(s) and address(es) of the incorporator(s) is (are) as follows:

Name	Residence or Business Address

Borders Group, Inc.	500 East Washington Street, Ann Arbor, MI 48104

GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE VI
     The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders.
     (1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by these Articles of Incorporation or the By-laws of the Corporation, the directors are empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the MBCA, these Articles of Incorporation and any By-laws adopted by the stockholders; provided, however, that no By-laws hereafter adopted by the stockholders shall invalidate any prior act of the directors that would have been valid if such By-laws had not been adopted.
     (2) The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-laws of the Corporation. The directors of the Corporation need not be elected by written ballot unless the By-laws so provide.
     (3) Special meetings of stockholders of the Corporation may be called only by the Chief Executive Officer or by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of these Articles of Incorporation, the term “Whole Board” shall mean the exact number of directors determined from time to time by resolution adopted by the affirmative vote of a majority of the directors then in office.
     (4) Meetings of stockholders may be held within or without the State of Michigan, as the By-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the MBCA) outside the State of Michigan at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation.
ARTICLE VII
     The Board of Directors is expressly empowered to adopt, amend or repeal By-laws of the Corporation. Any adoption, amendment or repeal of the By-laws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the By-laws of the Corporation.
ARTICLE VIII
          A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for (i) any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) a violation of Section 551(1) of the MBCA or (iv) any transaction from which the director derived an improper personal benefit. If the MBCA is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the MBCA, as so amended.
          Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
ARTICLE IX
          1. The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by the MBCA, as the same exists or may hereafter be amended, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit
GOLD SEAL APPEARS ONLY ON ORIGINAL

of his or her heirs, personal representatives, executors and administrators; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, personal representatives, executors or administrators) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.
          2. The right to indemnification conferred in this Article IX shall include the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the MBCA requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Article IX or otherwise. The rights to indemnification and to the advancement of expenses conferred in this Article IX shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, personal representatives, executors and administrators.
          3. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation who are not directors or officers similar to those conferred in this Article IX to directors and officers of the Corporation.
          4. The rights to indemnification and to the advancement of expenses conferred in this Article IX shall extend to the directors and officers of any predecessor corporation to the Corporation and shall not be exclusive of any other right which any person may have or hereafter acquire under the Articles of Incorporation, the By-laws, any statute, agreement, vote of stockholders or disinterested directors, or otherwise,
          5. Any repeal or modification of this Article IX by the stockholders of the Corporation shall not adversely affect any rights to indemnification and advancement of expenses of a director or officer of the Corporation existing pursuant to this Article IX with respect to any acts or omissions occurring prior to such repeal or modification.
ARTICLE X
          The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Michigan and all rights conferred upon stockholders herein are granted subject to this reservation.
ARTICLE XI
          The Corporation expressly elects not to be governed by Section 780 of the MBCA as to business combinations with interested stockholders.
The incorporator signs its name this 2nd day of April, 1997.

BORDERS GROUP, INC.
By:	/s/ Thomas D. Carney
Thomas D. Carney
Its: Vice President & Secretary

GOLD SEAL APPEARS ONLY ON ORIGINAL

097A#1200 0902 DR S&FI $62.50

C&S 550 (10/93)

MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES - CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU

Date Received: AUG 29 1997

$200,000 credit from 619-913 per MCLA 450.2062(9)

(FOR BUREAU USE ONLY)

FILED

AUG 29 1997

Administrator
MI DEPARTMENT OF CONSUMER & INDUSTRY SERVICES
CORPORATION, SECURITIES & LAND DEVELOPMENT BUREAU

EFFECTIVE DATE: August 31, 1997

Name: Verne C. Hampton II

Address: 500 Woodward Avenue, Suite 4000

City: Detroit State: Michigan Zip: 48226

Document will be returned to the name and address you enter above.

CERTIFICATE OF MERGER / CONSOLIDATION

For use by Domestic or Foreign Corporations
(Please read information and instructions on last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), and/or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following Certificate:

1. The Plan of Merger (Consolidation) is as follows:

a. The name of each constituent corporation and its identification number is:

Michigan Borders Group, Inc. 462-982

Borders Group, Inc. 619-913

b. The name of the surviving (new) corporation and its identification number is:

Michigan Borders Group, Inc. I.D. No. 462-982

c. For each constituent stock corporation, state:

Name of corporation	Designation and number of outstanding shares in each class or series	Indicate class or series of shares entitled to vote	Indicate class or series entitled to vote as a class
Michigan Borders Group, Inc.	100	Common	Common
Borders Group, Inc.	76,282,677 (as of July 3, 1997)	Common	Common

d. For each constituent nonstock corporation
(i) If it is organized on a membership basis, state (a) the name of the corporation, (b) a description of its members, and (c) the number, classification and voting rights of its members.

N/A

62.50 ck 532910d

GOLD SEAL APPEARS ONLY ON ORIGINAL

(ii) if it is organized on a directorship basis, state (a) the name of the corporation, (b) a description of the organization of its board, and (c) the number, classification and voting rights of its directors.
e.	The terms and conditions of the proposed merger (consolidation), including the manner and basis of converting the shares of, or membership or other interests in, each constituent corporation into shares, bonds, or other securities of, or membership or other interest in, the surviving (consolidated) corporation, or into cash or other consideration, are as follows:
See Annex I attached hereto
f.	If a consolidation, the Articles of Incorporation of the consolidated corporation are attached to this Certificate and are incorporated herein. If a merger, the amendments to the Articles, or a restatement of the Articles, of the surviving corporation to be effected by the merger are as follows:
     The Articles of Incorporation of Michigan Borders Group, Inc. shall be the Articles of Incorporation of the Surviving Corporation except that (i) Article I thereof shall be amended to read as follows: “The name of the corporation is Borders Group, Inc.” and (ii) Article III thereof shall be amended to increase the total number of authorized shares to 300,000,000 Common Shares and 10,000,000 Preferred Shares. A restatement to the Articles of Incorporation of Michigan Borders Group, Inc. is attached as Annex II.
g.	Other provisions with respect to the merger (consolidation) are as follows: *

(The following statement must be added. However, you may attach a rider, if additional space is needed.)
The plan of merger will be furnished by the surviving corporation, on request and without cost, to any shareholder of any constituent corporation.

2.	(Complete this for any foreign corporation only)

This merger (consolidation) is permitted by the laws of the State of Delaware.

the jurisdiction under which Border’s Group, Inc.

(name of foreign corporation)

is organized and the plan of merger (consolidation) was adopted and approved by such corporation pursuant to and in accordance with the laws of that jurisdiction.

3.	(Complete only if an effective date is desired other than the date of filing. This date must be no more than 90 days after receipt of this document in this office.)

The merger (consolidation) shall be effective on the 31st day of August, 1997.
GOLD SEAL APPEARS ONLY ON ORIGINAL

4.	(Complete applicable section for each constituent corporation)

a.	(For domestic profit corporations only)

The plan of merger was approved by the unanimous consent of the incorporators of * , which has not commenced business, has not issued any shares, and has not elected a Board of Directors. (Incorporators must sign on this page of the Certificate.)

b.	(For profit corporations involved in a merger only)

The plan of merger was approved by the Board of Directors of * , the surviving corporation, without the approval of the shareholders of that corporation in accordance with Section 701 of the Act.

c.	(For profit corporations only)

The plan of merger was adopted by the Board of Directors of the following constituent corporations:
Michigan Borders Group, Inc.
and was approved by the shareholders of those corporations in accordance with Section 703a.
d.	(For nonprofit corporations only)

The plan of merger or consolidation was adopted by the Board of Directors
(i) (Complete if organized upon a stock or membership basis)
of *                                                             and was approved by the shareholders or members of that corporation in accordance with Sections 701 and 703(1) and (2), or pursuant to Section 407 by written consent and written notice, if required.
(ii) (Complete if organized upon a directorship basis) of * in accordance with Section 703(3).
Sign this area for item 4(a).
Signed this______day of_______________, 199*        .

Sign this area for items 4(b), 4(c), or 4(d).

Signed this 28th day of August, 1997 Michigan Borders Group, Inc. (Name of Corporation)
By:	/s/ Thomas D. Carney
(Only signature of President, Vice-President, Chairperson or Vice-Chairperson)
Thomas D. Carney, Vice President (Type or Print Name and Title)

Signed this 28th day of August, 1997 Borders Group, Inc. (Name of Corporation)
By:	/s/ Thomas D. Carney
(Only signature of President, Vice-President, Chairperson or Vice-Chairperson)
Thomas D. Carney, Vice President (Type or Print Name and Title)

GOLD SEAL APPEARS ONLY ON ORIGINAL

ANNEX I
MANNER OF CONVERSION OF STOCK
     1. Borders Group, Inc. Common Stock. Upon the Effective Date of the Merger, by virtue of the Merger and without any action by the Constituent Corporations or any other person, (i) each share of Borders Group, Inc. Common Stock issued and outstanding immediately prior thereto shall be converted into and exchanged for one fully paid and nonassessable share of Common Stock of Michigan Borders Group, Inc., as the Surviving Corporation, (ii) each restricted share of Borders Group, Inc. Common Stock issued and outstanding immediately prior thereto shall be converted into and exchanged for one restricted share of Common Stock of Michigan Borders Group, Inc., as the Surviving Corporation, subject to the same restrictions as were applicable prior to the Merger, (iii) each option or right to purchase a share of Borders Group, Inc. Common Stock issued and outstanding immediately prior thereto shall be converted into and exchanged for one option or right, as the case may be, to purchase a share of Common Stock of Michigan Borders Group, Inc., as the Surviving Corporation, and (iv) each Share Unit relating to Borders Group, Inc. Common Stock issued and outstanding immediately prior thereto shall be converted into and exchanged for one Share Unit relating to Common Stock of Michigan Borders Group, Inc., as the Surviving Corporation.
     2. Michigan Borders Group, Inc. Common Stock. Upon the Effective Date of the Merger, each share of Common Stock of Michigan Borders Group, Inc. issued and outstanding immediately prior thereto shall, by virtue of the Merger and without any action by Borders Group, Inc., the holder of such shares or any other person, be canceled and returned to the status of authorized but unissued shares.
     3. Exchange of Certificates. After the Effective Date of the Merger, the holder of an outstanding certificate representing shares of Borders Group, Inc. Common Stock may, at such stockholder’s option, surrender the same for cancellation to Michigan Borders Group, Inc., as the Surviving Corporation and such holder shall be entitled to receive in exchange therefor a certificate or certificates representing the number of shares of Common Stock of Michigan Borders Group, Inc., as the Surviving Corporation, into which the surrendered shares were converted as herein provided. Until so surrendered, each outstanding certificate theretofore representing shares of Borders Group, Inc. Common Stock shall be deemed for all purposes to represent the number of whole shares of Common Stock of Michigan Borders Group, Inc., as the Surviving Corporation, into which such shares of Borders Group, Inc. Common Stock were converted in the Merger.
     The registered owner on the books and records of the Surviving Corporation of any such outstanding certificate shall, until such certificate shall have been surrendered for transfer or conversion or otherwise accounted for to the Surviving Corporation, have and be entitled to exercise any voting and other rights with respect to and to receive dividends and other distributions upon the shares of Common Stock of the Surviving Corporation represented by such outstanding certificate as provided above.
GOLD SEAL APPEARS ONLY ON ORIGINAL

ANNEX II
RESTATED ARTICLES OF INCORPORATION
     Pursuant to the provisions of Act 284, Public Acts of 1972, the undersigned corporation executes the following Articles:
1.	The present name of the corporation is: Michigan Borders Group, Inc.

2.	The identification number assigned by the Bureau is: 462-982

3.	All former names of the corporation are: None

4.	The date of filing the original Article of Incorporation was: April 3, 1997
     The following Restated Articles of Incorporation supersede the Articles of Incorporation as amended and shall be the Articles of Incorporation for the corporation:
ARTICLE I
The name of the corporation is: Borders Group, Inc.
ARTICLE II
     The purpose or purposes for which the corporation is formed is to engage in any activity within the purposes for which corporations may be formed under the Business Corporation Act of Michigan (“MCBA”).
ARTICLE III
The total authorized shares:
Common shares: 300,000,000          Preferred shares: 10,000,000
A statement of all or any of the relative rights, preferences and limitations of the shares of each class is as follows:
A.	Common Stock
1.	Voting Rights. Except as otherwise required by law or by the Articles of Incorporation, each holder of Common Stock shall have one vote for each share of Common Stock held by a holder on all matters voted upon by the holders of Common Stock.

2.	Dividends. Subject to the preferential dividend rights, if any, applicable to shares of Preferred Stock and subject to applicable requirements, if any, with respect to the setting aside of sums for purchase, retirement or sinking funds for Preferred Stock, the holders of Common Stock shall be entitled to receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors in its discretion.

3.	Liquidation Rights. In the event of any liquidation, dissolution or winding up of the Corporation, the holders of Common Stock shall be entitled, after payment or provision for payment of the debts and other liabilities of the Corporation and the amounts to which the holders of any Preferred Stock shall be entitled, to share ratably in the remaining net assets of the Corporation.
GOLD SEAL APPEARS ONLY ON ORIGINAL

B.	Preferred Stock
The Board of Directors is expressly authorized at any time, and from time to time, to provide for the issuance of shares of Preferred Stock in one or more series, and for such consideration or considerations as the Board of Directors may determine, with such voting powers, full or limited, or without voting powers, and with such designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions providing for the issue thereof adopted by the Board of Directors, all except as otherwise required by law or the Articles of Incorporation, and including, without limiting the generality of the foregoing, the following:

1.	The distinctive designation and number of shares comprising such series.

2.	The dividend rate or rates on the shares of such series and the relation which such dividends shall bear to the dividends payable on any other class of capital stock or on any other series of Preferred Stock, the terms and conditions upon which and the periods in respect of which dividends shall be payable, whether and upon what conditions such dividends shall be cumulative, and, if cumulative, the date or dates from which dividends shall accumulate.

3.	Whether the shares of such series shall be redeemable, and, if redeemable, whether redeemable for cash, property or rights, including securities of any other corporation, at the option of either the holder or the Corporation or upon the happening of a specified event, the limitations and restrictions with respect to such redemption, the time or times when, the price or prices or rate or rates at which, the adjustments with which and the manner in which such shares shall be redeemable, including the manner of selecting shares of such series for redemption if less than all shares are to be redeemed.

4.	The rights to which the holders of shares of such series shall be entitled, and the preferences, if any, over any other series (or of any other series over such series), upon the voluntary or involuntary liquidation, dissolution, distribution or winding up of the Corporation, which rights may vary depending on whether such liquidation, dissolution, distribution or winding up is voluntary or involuntary, and, if voluntary, may vary at different dates.

5.	Whether the shares of such series shall be subject to the operation of a purchase, retirement or sinking fund, and, if so, whether and upon what conditions such purchase, retirement or sinking fund shall be cumulative or noncumulative, the extent to which and the manner in which such fund shall be applied to the purchase or redemption of the shares of such series for retirement or to other corporate purposes and the terms and provisions relative to the operation thereof.

6.	Whether the shares of such series shall be convertible into or exchangeable for shares of any other class or of any other series of any class of capital stock or other securities of the Corporation, or the securities of any other corporation or entity, and, if so) convertible or exchangeable, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of such conversion or exchange.

7.	The voting powers, full and/or limited, if any, of the shares of such series, and whether and under what conditions the shares of such series (alone or together with the shares of one or more other series) shall be entitled to vote separately as a single class upon any matter, including, without limitation, the election of one or more additional directors of the Corporation in case of dividend arrearages or other specified events.

8.	Whether the issuance of any additional shares of such series, or of any shares of any other series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other series.

9.	Any other preferences, privileges and powers and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such series, as the Board of Directors may deem advisable and as shall not be inconsistent with the provisions of the Articles of Incorporation.
GOLD SEAL APPEARS ONLY ON ORIGINAL

10.	All shares of Preferred Stock of any one series shall be of equal rank and identical in all respects, except that shares of any one series issued at different times may differ as to the dates from which dividends thereon, if cumulative, shall be cumulative.
C.	General Provisions
1.	No stockholder shall have any preemptive right to subscribe for additional issues of stock of the Corporation.

2.	Shares of any class or series of capital stock redeemed, converted, exchanged, purchased, retired or surrendered to the Corporation, or which have been issued and reacquired in any manner shall, upon compliance with any applicable provisions of the MBCA, be given the status of authorized and unissued shares of the same class undesignated as to series.
ARTICLE IV
1	The address of the current registered office is:
500 East Washington Street          Ann Arbor          MICHIGAN          48104
2	The mailing address of the registered office, if different than above: Same

3	The name of the resident agent at the registered office is: Thomas D. Carney
ARTICLE V
The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
     (1) The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by these Articles of Incorporation or the By-laws of the Corporation, the directors are empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject to the provisions of the MBCA, these Articles of Incorporation and any By-laws adopted by the stockholders; provided, however, that no By-laws hereafter adopted by the stockholders shall invalidate any prior act of the directors that would have been valid if such By-laws had not been adopted.
     (2) (2) The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the By-laws of the Corporation. The directors of the Corporation need not be elected by written ballot unless the By-laws so provide.
     (3) Special meetings of stockholders of the Corporation may be called only by the Chief Executive Officer or by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board. For purposes of these Articles of Incorporation, the term “Whole Board” shall mean the exact number of directors determined from time to time by resolution adopted by the affirmative vote of a majority of the directors then in office.
     (4) Meetings of stockholders may be held within or without the State of Michigan, as the By-laws may provide. The books of the Corporation may be kept (subject to any provision contained in the MBCA) outside the State of Michigan at such place or places as may be designated from time to time by the Board of Directors or in the By-laws of the Corporation.
GOLD SEAL APPEARS ONLY ON ORIGINAL

ARTICLE VI
The Board of Directors is expressly empowered to adopt, amend or repeal By-laws of the Corporation. Any adoption, amendment or repeal of the By-laws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the By-laws of the Corporation.
ARTICLE VII
     A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability for (i) any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) a violation of Section 551(1) of the MBCA or (iv) any transaction from which the director derived an improper personal benefit. If the MBCA is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the MBCA, as so amended.
     Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.
ARTICLE VIII
     1. The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by the MBCA, as the same exists or may hereafter be amended, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, personal representatives, executors and administrators; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, personal representatives, executors or administrators) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.
     2. The right to indemnification conferred in this Article VIII shall include the right to be paid by the Corporation the expenses (including attorneys’ fees) incurred in defending any such proceeding in advance of its final disposition (hereinafter an “advancement of expenses”); provided, however, that, if the MBCA requires, an advancement of expenses incurred by an indemnitee in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such indemnitee, including without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such indemnitee is not entitled to be indemnified for such expenses under this Article VIII or otherwise. The rights to indemnification and to the advancement of expenses conferred in this Article VIII shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the indemnitee’s heirs, personal representatives, executors and administrators.
     3. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation who are not directors or officers similar to those conferred in this Article VIII to directors and officers of the Corporation.
     4. The rights to indemnification and to the advancement of expenses conferred in this Article VIII shall extend to the directors and officers of any predecessor corporation to the Corporation and shall not be exclusive of any other right which any person may have or hereafter acquire under the Articles of Incorporation, the By-laws, any statute, agreement, vote of stockholders or disinterested directors, or otherwise.
GOLD SEAL APPEARS ONLY ON ORIGINAL

     5. Any repeal or modification of this Article VIII by the stockholders of the Corporation shall not adversely affect any rights to indemnification and advancement of expenses of a director or officer of the Corporation existing pursuant to this Article VIII with respect to any acts or omissions occurring prior to such repeal or modification.
ARTICLE IX
     The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, in the manner now or hereafter prescribed by the laws of the State of Michigan and all rights conferred upon stockholders herein are granted subject to this reservation.
ARTICLE X
     The Corporation expressly elects not to be governed by Section 780 of the MBCA as to business combinations with interested stockholders.
GOLD SEAL APPEARS ONLY ON ORIGINAL

CORPORATION INFORMATION UPDATE

(formerly Annual Report)

1998 988B#0089 0601 F*NAR $15.00

FILING FEE: $15.00

FOR BUREAU USE ONLY

462982 IDENTIFICATION NUMBER	THE OFFICE IS LOCATED AT: 6546 MERCANTILE WAY LANSING MI 48910 (517) 334-6300	RETURN TO: MICHIGAN DEPARTMENT OF CONSUMER AND INDUSTRY SERVICES CORPORATION, SECURITIES AND LAND DEVELOPMENT BUREAU P.O. BOX 30057 LANSING MI 48909-7557

Corporate Name and Mailing Address

FILED BY DEPARTMENT JUN 0 5 1998

Registered Office Address in Michigan - NO., STREET, CITY, ZIP	Resident Agent
500 E WASHINGTON ST ANN ARBOR 48104	THOMAS D CARNEY

1. Mailing address of registered office if different that preprinted information above: The Corporation Company

2. Resident Agent if different than above: The Corporation Company

3. Address of registered office if different than preprinted information above - NO., STREET, CITY, ZIP: 30600 Telegraph Road, Bingham Farms, MI 48025

4. Describe the general nature and kind of business in which the corporation is engaged: /

5.

		NAME	BUSINESS OR RESIDENCE ADDRESS
	President	Bruce A. Quinnell	- See Attached List
If different than President	Vice President	Richard Flanagan	"
	Secretary	Thomas J. Carney	"
	Treasurer	Assistant Treasurer, Edward J. Jackson	"
If different than Officers	Director	See Attached List	
	Director	"	
	Director	"	

The corporation states that the address of its registered office and the address of the business office of its resident agent are identical. Any changes were authorized by resolution duly adopted by its board of directors.

If space is insufficient, you may include additional pages. *PLEASE DO NOT STAPLE ADDITIONAL PAGES TO THIS REPORT.*

Enclose $15.00 made payable to the State of Michigan. This report must be filed on or before May 15

6. Signature of an authorized officer or agent of the corporation	Title	Date
[signature]	Assistant Treasurer	5/14/98

Required by Section 911, Act 284, Public Acts of 1972, as amended. Failure to file this report may result in the dissolution of the corporation.

C&S 2500g (Rev. 12/97)

MAY 1 5 1998

GOLD SEAL APPEARS ONLY ON ORIGINAL

BORDERS GROUP, INC.
OFFICERS & DIRECTORS

Officers/Directors/Title	Business Address	Residence Address	Soc. Sec. #

Peter R. Formanek Director	4185 Gwynne Road Memphis, TN 38117	4185 Gwynne Road Memphis, TN 38117

Amy B. Lane Director	Merrill Lynch World Financial Center North Tower New York, NY 10281	501 E. 79th Street #3E New York, NY 10021

Victor L. Lund Director	709 E South Temple Salt Lake City, UT 84102	P.O. Box 58739 Salt Lake City, UT 84127

Larry Pollock Director	HomePlace, 7887 HUB Valley View, OH 44125	18100 South Park Blvd. Shaker Hgts., OH 44120

Leonard A. Schlesinger Director	HBS, Baker Library 463 Boston, MA 02163	20 Garland Road Lincoln, MA 01773

Robert F. DiRomualdo Director, Chairman, & CEO	500 E. Washington St. Ann Arbor, MI 48104	3123 Overridge Drive Ann Arbor, MI 48104	###-##-####

George R. Mrkonic Director, Vice Chairman	500 E. Washington St. Ann Arbor, MI 48104	2558 Kent Ridge Court Bloomfield Hls, MI 48301	###-##-####

Bruce A. Quinnell President	311 Maynard Street Ann Arbor, MI 48104	1481 Waterway Drive Ann Arbor, MI 48108	###-##-####

Richard L. Flanagan Vice President	311 Maynard Street Ann Arbor, MI 48104	79 Gunther Court Saline, MI 48176	###-##-####

Timothy J. Hopkins Sr. VP — Merchandising	515 E. Liberty Street Ann Arbor, MI 48104	55 Gunther Garden Saline, MI 48175	###-##-####

Kathryn L. Winkelhaus Vice President	311 Maynard Street Ann Arbor, MI 48104	328 Rolling Meadows Ann Arbor, MI 48108	###-##-####

Thomas D. Carney Vice President, Secretary	500 E. Washington St. Ann Arbor, MI 48104	2033 Norway Ann Arbor, MI 48104	###-##-####

H. Kevin Rutherford Vice President	311 Maynard Street Ann Arbor, MI 48104	3533 River Pine Drive Ann Arbor, MI 48103	###-##-####

Philip C. Semprevivo VP – ITSG	100 Phoenix Drive Ann Arbor, MI 48108	1711 Arlington Ann Arbor, MI 48104	###-##-####
2/13/98
GOLD SEAL APPEARS ONLY ON ORIGINAL

BORDERS GROUP, INC. OFFICERS & DIRECTORS Continued

Officers/Directors/Title	Business Address	Residence Address	Soc. Sec. #

Cedric J. Vanzura Vice President	500 E. Washington St. Ann Arbor, MI 48104	1577 Redbud Troy, MI 48098	###-##-####

Kenneth E. Scheve Vice President	100 Phoenix Drive Ann Arbor, MI 48108	4524 Cottonwood Drive Ann Arbor, MI 48108	###-##-####

Edward J. Jackson Assistant Treasurer	100 Phoenix Drive Ann Arbor, MI 48108	6358 Cherrytree Court Rochester Hills, MI 48306	###-##-####
2/13/98
GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-541 (Rev. 12/05)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)
	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

FILED
MAY 11 2007
Administrator
BUREAU OF COMMERCIAL SERVICES

Tran Info: 1 ... 0/07
Chk#: 1394693 Amt: $10.00
ID: 462982

Name: Matthew A. Chosid		
Address: 100 Phoenix Drive		
City: Ann Arbor	State: MI	Zip Code: 48108

EXPIRATION DATE: DECEMBER 31, 2012

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF ASSUMED NAME

For use by Corporations, Limited Partnerships and Limited Liability Companies

(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The name of the corporation, limited partnership, or limited liability company is:
   Borders Group, Inc.

3. The assumed name under which business is to be transacted is:
   State Street Press

4. This document is hereby signed as required by the Act.

COMPLETE ITEM 5 ON LAST PAGE IF THIS NAME IS ASSUMED BY MORE THAN ONE ENTITY.

Signed this 26th day of April, 2007

By [signature]
(Signature)

Matthew A. Chosid, Associate General Counsel
(Type or Print Name) (Type or Print Title or Capacity)

(Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-515 (Rev. 12/06)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

Date Received
MAY 2 5 2007

(FOR BUREAU USE ONLY)

This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

FILED

MAY 2 5 2007

Administrator
BUREAU OF COMMERCIAL SERVICES

Name: Matthew A. Chosid		
Address: 100 Phoenix Drive		
City: Ann Arbor	State: MI	ZIP Code: 48108

EFFECTIVE DATE:

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For use by Domestic Profit and Nonprofit Corporations
(Please read information and instructions on the last page)

Pursuant to the provisions of Act 284, Public Acts of 1972, (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigend corporation executes the following Certificate:

3. Article V, Section (2) of the Articles of Incorporation is hereby amended to read as follows:

Any incumbent director who fails to receive, in an election as to which majority voting applies, the affirmative vote of the majority of the votes cast shall tender his or her resignation to the Board of Directors promptly following certification of the shareholder vote. The Nominating and Corporate Governance Committee shall promptly consider the tender of resignation and make a recommendation to the Board as to whether to accept or reject the tendered resignation or whether other action should be taken. Any director who tenders his or her resignation shall not participate in any Committee or Board deliberations, recommendations or decisions relating thereto.

The Board shall act on the Committee's recommendation no later than 90 days following the date of the shareholders' meeting at which the election occurred. Following the Board's decision, the Corporation shall promptly publicly disclose the Board's decision as to whether or not to accept the resignation as tendered in a Form 8-K filed with the Securities and Exchange Commission.

In the event that the application of this Section (2) results in a vacancy on the Board, the Board shall determine whether to fill such vacancy or to reduce the size of the Board.

110-95444 BLL CC

GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-515 (Rev. 12/05)

COMPLETE ONLY ONE OF THE FOLLOWING:

4. (For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the ________________ day of ________________, ________, in accordance with the provisions of the Act by the unanimous consent of the incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this ________ day of ________________, ________

(Signature)	(Signature)
(Type or Print Name)	(Type or Print Name)
(Signature)	(Signature)
(Type or Print Name)	(Type or Print Name)

5. (For profit and nonprofit corporations whose Articles state the corporation is organized on a stock or on a membership basis.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the 24th day of May, 2007, by the shareholders if a profit corporation, or by the shareholders or members if a nonprofit corporation (check one of the following)

☒ at a meeting the necessary votes were cast in favor of the amendment.

☐ by written consent of the shareholders or members having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act if a nonprofit corporation, or Section 407(1) of the Act if a profit corporation. Written notice to shareholders or members who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders or members is permitted only if such provision appears in the Articles of Incorporation.)

☐ by written consent of all the shareholders or members entitled to vote in accordance with section 407(3) of the Act if a nonprofit corporation, or Section 407(2) of the Act if a profit corporation.

☐ by consents given by electronic transmission in accordance with Section 407(3) if a profit corporation.

☐ by the board of a profit corporation pursuant to section 611(2).

Profit Corporations and Professional Service Corporations	Nonprofit Corporations
Signed this 24th day of May, 2007	Signed this _____ day of ____________, ______
By [signature] (Signature of an authorized officer or agent)	By ________________ (Signature President, Vice-President, Chairperson or Vice-Chairperson)
Thomas D. Carney, Secretary (Type or Print Name)	(Type or Print Name)

GOLD SEAL APPEARS ONLY ON ORIGINAL

BCS/CD-543 (Rev. 12/05)

MICHIGAN DEPARTMENT OF LABOR & ECONOMIC GROWTH
BUREAU OF COMMERCIAL SERVICES

Date Received	(FOR BUREAU USE ONLY)
MAR 1 8 2008	This document is effective on the date filed, unless a subsequent effective date within 90 days after received date is stated in the document.

FILED
MAR 1 8 2008
Administrator
BUREAU OF COMMERCIAL SERVICES

Name		
Matthew A. Chosid		
Address		
100 Phoenix Drive		
City	State	Zip Code
Ann Arbor	MI	48108

EFFECTIVE DATE:

Document will be returned to the name and address you enter above. If left blank document will be mailed to the registered office.

CERTIFICATE OF TERMINATION OF ASSUMED NAME
For use by Corporations, Limited Partnerships and Limited Liability Companies
(Please read information and instructions on reverse side)

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), Act 162, Public Acts of 1982 (nonprofit corporations), Act 213, Public Acts of 1982 (limited partnerships), or Act 23, Public Acts of 1993 (limited liability companies), the corporation, limited partnership, or limited liability company in item one executes the following Certificate:

1. The name of the corporation, limited partnership, or limited liability company is:

   Borders Group, Inc.

3. The assumed name to be terminated is:

   State Street Press

4. The Certificate of Assumed Name filed on the 11th day of May, 2007 is hereby terminated.

5. This document is hereby signed as required by the Act.

Signed this 17th day of March, 2008

By [signature]
(Signature)

Matthew A. Chosid, Associate General Counsel
(Type or Print Name) (Type or Print Title or Capacity)

(Limited Partnerships Only - Indicate Name of General Partner if the General Partner is a corporation or other entity)

MI013 - 01/03/2006 C T System Online

10-10497D BLKI

GOLD SEAL APPEARS ONLY ON ORIGINAL

Exhibit C
Stock Appreciation Right
See attached.

THIS STOCK APPRECIATION RIGHT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS STOCK APPRECIATION RIGHT MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS. THE TRANSFER OF THIS STOCK APPRECIATION RIGHT IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE PURCHASER OF THIS STOCK APPRECIATION RIGHT. THE COMPANY AND ITS TRANSFER AGENT WILL NOT BE OBLIGATED TO RECOGNIZE OR GIVE EFFECT TO ANY TRANSFER MADE IN VIOLATION OF SUCH RESTRICTIONS. A COPY OF SUCH RESTRICTIONS MAY BE OBTAINED FROM THE COMPANY UPON WRITTEN REQUEST.
STOCK APPRECIATION RIGHT

Date of Issuance: , 2010	Certificate No. S-
     FOR VALUE RECEIVED, Borders Group, Inc., a Michigan corporation (the “Company”), hereby grants to LeBow Gamma Limited Partnership, a Delaware limited partnership, and its successors and permitted assigns (the “Holder”), the right to receive from the Company an amount, payable as provided herein, determined by multiplying (a) 35,130,000 Share Equivalents by (b) an amount equal to the excess, if any, of (i) the Average VWAP for the 20 Trading Days preceding, but not including, the date the applicable Exercise Notice is delivered to the Company over (ii) $2.25 (as adjusted from time to time hereunder, the “Base Price”). The number of Share Equivalents and the Base Price are subject to adjustment pursuant to provisions contained in this Stock Appreciation Right.
     This Stock Appreciation Right was issued pursuant to that certain Securities Purchase Agreement dated as of                     , 2010 (the “Securities Purchase Agreement”) by and between the Company and the Holder. For the avoidance of doubt, this Stock Appreciation Right is the “Stock Appreciation Right” referred to in the Securities Purchase Agreement. The Securities Purchase Agreement contains terms and conditions governing the rights of the Holder with respect to this Stock Appreciation Right, and all provisions of the Securities Purchase Agreement are hereby incorporated herein in full by reference.
     Certain capitalized terms used in this Stock Appreciation Right are defined in Section 4. Unless otherwise indicated herein, capitalized terms used in this Stock Appreciation Right have the same meanings set forth in the Securities Purchase Agreement.
     This Stock Appreciation Right is subject to the following provisions:

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     Section 1. Exercise of Stock Appreciation Right.
     1.1 Exercise Period. The Holder may exercise the rights represented by this Stock Appreciation Right in accordance with Section 1.2 at any time and from time to time after June 1, 2011 to and including the fifth anniversary of the Date of Issuance (the “Exercise Period”).
     1.2 Exercise Procedure.
     (a) The Holder may exercise the rights represented by this Stock Appreciation Right to cause the Company to redeem this Stock Appreciation Right in whole or in part pursuant to this Section 1.2.
     (b) This Stock Appreciation Right will be deemed to have been exercised when the Company has received all of the following items (the “Exercise Time”):
     (i) a completed Exercise Notice in substantially the form attached as Exhibit I (an “Exercise Notice”) executed by the Person exercising all or part of the rights represented by this Stock Appreciation Right (the “Exercising Person”);
     (ii) this Stock Appreciation Right; and
     (iii) if this Stock Appreciation Right is not registered in the name of the Exercising Person, subject to compliance with Section 6, an Assignment in substantially the form attached as Exhibit II evidencing the assignment of this Stock Appreciation Right to the Exercising Person.
     1.3 Redemption of Stock Appreciation Right and Payment of Exercise Amount.
     (a) Subject to Section 1.3(c), in the event that this Stock Appreciation Right is exercised in accordance with Section 1.2 on or after April 1, 2014 (or such earlier date as all indebtedness and other amounts outstanding under the Loan Documents has been repaid in full), the Company will promptly, and in any event within five Business Days, redeem the portion of this Stock Appreciation Right exercised in accordance with Section 1.2 and pay to the Exercising Person an amount (the “Exercise Amount”) in cash equal to (a) the number of Share Equivalents for which this Stock Appreciation Right is being exercised, as set forth in the applicable Exercise Notice, multiplied by (b) an amount equal to the excess, if any, of (i) the Average VWAP for the 20 Trading Days preceding, but not including, the date upon which the applicable Exercise Notice is delivered to the Company over (ii) the Base Price as then in effect. The Exercise Amount will be paid by the Company to the Exercising Person pursuant to this Section 1.3(a) by wire transfer of immediately available funds to a bank account designated by the Exercising Person in its Exercise Notice.
     (b) Subject to Section 1.3(c), in the event that this Stock Appreciation Right is exercised in accordance with Section 1.2 prior to April 1, 2014, the Company will pay the Exercise Amount by delivery to the Exercising Person of a promissory note (an “Exercise Note”) having an initial principal amount equal to Exercise Amount. Each Exercise Note will provide that the Company will redeem the portion of the Stock Appreciation Right exercised in accordance with Section 1.2 on April 1, 2014, will provide for a single payment of principal on April 1, 2014 and will bear interest at a rate per annum (payable on maturity) that is 2% greater than the highest rate of interest payable under any debt facility or debt instrument issued by the Company that ranks senior to this Stock Appreciation Right; provided that such interest rate can

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never be lower than 10%. Each Exercise Note will provide for customary events of default, will require payment in full upon any the occurrence of any Change in Control Event and may be prepaid by the Company at any time prior to maturity without premium or penalty. The Company will use its reasonable best efforts to promptly cause each Exercise Note to be secured by a third priority security interest in and to the collateral securing the Company’s obligations under the Loan Documents (including any amendments thereto), or any definitive documentation that has since the date hereof and prior to the Exercise Time been entered into in connection with any refinancing thereof; provided that in the event the Company has not been able to secure the Exercise Notes prior to the date of its next refinancing, the Company will cause the Exercise Notes to be secured by a third priority security interest in and to the collateral securing the Company’s obligations under any definitive documentation entered into in connection with such refinancing. Each Exercise Note will be delivered to the Exercising Person promptly and in any event within five Business Days after the date of the exercise of this Stock Appreciation Right in accordance with Section 1.2.
     (c) If a portion of this Stock Appreciation Right is exercised in accordance with Section 1.2, and not withstanding Sections 1.3(a) and 1.3(b), the Board of Directors determines in good faith based upon the written advice of an external independent financial advisor and an external independent legal advisor, each such advisor to be reasonably acceptable to the Holder, that the payment of all or a portion of the Exercise Amount (such portion or full amount, the “Adverse Exercise Amount”) in cash or by delivery of an Exercise Note accordance with Section 1.3(a) or 1.3(b), as applicable, would render the Company insolvent under applicable law or cause the directors of the Company under applicable law to become personally liable for the payment of an unlawful dividend or distribution (in either case, an “Adverse Event”), then the Company may pay solely the Adverse Exercise Amount (any such other portion of the Exercise Amount due and payable hereunder, if applicable, to be paid by the Company to the Exercising Person in accordance with Sections 1.3(a) and 1.3(b), as applicable) by, at the Exercising Person’s option, (i) delivery of an appropriate substitute instrument to be mutually agreed by the parties in good faith, with such instrument to have an aggregate face value equal to the Adverse Exercise Amount and which shall also include, if applicable, interest payable at a rate per annum (payable on maturity) that is 4% greater than the highest rate of interest payable under any debt facility or debt instrument issued by the Company that ranks senior to this Stock Appreciation Right; provided that such interest rate can never be lower than 12% or (ii) delivery to the Exercising Person Common Shares having an aggregate Fair Market Value determined as of the date of issuance by the Company to the Exercising Person equal to the Adverse Exercise Amount. The Company will use reasonable best efforts to cause any instrument delivered to the Holder pursuant to paragraph (i) hereof, to the extent applicable, to promptly be secured by a third priority security interest in and to the collateral securing the Company’s obligations under the Loan Documents (including any amendments thereto), or any definitive documentation that has since the date hereof and prior to the Exercise Time been entered into by the Company in connection with any refinancing thereof; provided that in the event the Company has not been able to pay in full the amount outstanding thereunder prior to the date of its next refinancing, the Company will pay to the Exercising Person as of the date of such refinancing the full Adverse Exercise Amount in cash in immediately available funds. A certificate or certificates evidencing any Company Shares issued by the Company pursuant to this Section 1.3(c) will be delivered to the Exercising Person promptly and in any event within five Business Days after the date of the exercise of this Stock Appreciation Right in accordance with Section 1.2. As soon as practicable following the issuance of such Common Shares, the Company will use its reasonable best efforts in accordance with Article V of the Securities Purchase Agreement to file with the SEC and cause to become effective a registration statement covering the public resale of such Company Shares by the Exercising Person.

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     (d) Notwithstanding anything to the contrary herein, upon the occurrence of a Change of Control Event, the Company will redeem the portion of the Stock Appreciation Right then outstanding and will pay to the Exercising Person as of the date of such Change of Control Event, an amount in cash in immediately available funds equal to (i) the number of Share Equivalents pursuant to this Stock Appreciation Right that are outstanding, multiplied by (ii) an amount equal to the excess, if any, of (A) the Average VWAP for the 20 Trading Days preceding, but not including, the date upon which the applicable Exercise Notice is delivered to the Company over (B) the Base Price as then in effect.
     1.4 Right to Issue Substitute Warrants. The Company will have the right to (subject to applicable law and the rules of the Trading Market), at any time, and from time to time on or prior to June 1, 2011, to duly call and convene a meeting of the shareholders of the Company and to seek at such meeting the consent of the shareholders of the Company to the issuance of a stock purchase warrant (the “Substitute Warrant”) exercisable to purchase 35,130,000 Common Shares and to the issuance of the underlying Common Shares (as adjusted for stock splits, stock dividends, subdivisions and combinations of Common Shares) as a substitute for this Stock Appreciation Right. The Substitute Warrant will be substantially in the form of the Warrant attached hereto as Exhibit III, with such rights (including those with respect to adjustment of the exercise price and number warrant shares issuable) provided therein to be deemed operative from the Date of Issuance hereunder.
     1.5 No Purchases of Common Shares. By delivery of an Exercise Notice pursuant to Section 1.2, the Exercising Person will be deemed to have represented and warranted to the Company that neither the Exercising Person or any of its Affiliates, nor any Group of which the Exercising Person or any of its Affiliates is a member, has, during the period during which the Average VWAP has been calculated in connection with such Exercise Notice, acquired any Common Shares or established or increased, directly or indirectly, a call equivalent position, as defined in Rule 16(a)-1(b) under the Exchange Act, with respect to the Company’s equity securities.
     1.6 Automatic Exercise. Notwithstanding anything to the contrary herein, if all or any portion of this Stock Appreciation Right has not been exercised in accordance with the terms of this Stock Appreciation Right prior to the day immediately preceding the fifth anniversary of the Date of Issuance (the “Automatic Exercise Date”), and if as of such date, the Average VWAP exceeds the Base Price, then the then-unexercised portion of this Stock Appreciation Right will be automatically exercised in accordance with Section 1.2.
     Section 2. Adjustment of Base Price and Number of Share Equivalents.
     2.1 Stock Dividends and Other Transactions. In case the Company (a) pays a dividend in Common Shares or make a distribution in Common Shares to holders of its outstanding Common Shares, (b) subdivides its outstanding Common Shares into a greater number of shares, (c) combines its outstanding Common Shares into a smaller number of Common Shares, or (d) issues any shares of its capital stock in a reclassification of the Common Shares, then the number of Share Equivalents subject to this Stock Appreciation Right immediately prior thereto will be adjusted appropriately to take into account such event. Upon each such adjustment pursuant to this Section 2.1 of the number of Share Equivalents subject to this Stock Appreciation Right, the Base Price will be adjusted by multiplying the Base Price in effect immediately prior to such adjustment by a fraction, the numerator of which will be the number of Share Equivalents subject to this Stock Appreciation Right immediately before such adjustment and the denominator of which will be the number of Share Equivalents subject to this Stock Appreciation Right immediately after such adjustment. An adjustment made pursuant to this Section 2.1 will become effective at the close of business on the date such event becomes effective.

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     2.2 Issuance of Rights. Except in connection with the Rights Offering (in accordance with the terms and conditions set forth in Section 6.5 of the Securities Purchase Agreement), if and whenever on or after the Date of Issuance of this Stock Appreciation Right the Company issues rights, options or warrants to purchase Common Shares to all or substantially all of the holders of Common Shares (such rights, options or warrants being herein called “Rights”) providing for an exercise or conversion price per share less than the then current Fair Market Value (the “Exercise Price”), then immediately upon such issuance, the Base Price will be reduced to the Base Price determined by multiplying the Base Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which will be the sum of (a) the number of Common Shares Deemed Outstanding immediately prior to such issuance multiplied by the Exercise Price, plus (b) the consideration, if any, received by the Company upon such issuance, and the denominator of which will be the product derived by multiplying the Exercise Price times the number of shares of Common Shares Deemed Outstanding immediately after such issuance or sale. Upon each such adjustment of the Base Price pursuant to this Section 2.2, the number of Share Equivalents subject to this Stock Appreciation Right will be the number of Share Equivalents subject to this Stock Appreciation Right immediately prior to such adjustment multiplied by a fraction, the numerator of which will be the Base Price in effect immediately before such adjustment and the denominator of which will be the Base Price in effect immediately after such adjustment.
     2.3 Dividends and Distributions. If the Company fixes a record date for the payment of a dividend or the making of a distribution with respect to all or substantially all of its Common Shares of securities, evidences of indebtedness, assets, cash or rights (other than (i) a dividend or distribution covered by Section 2.1(a) or (ii) in connection with an Exempt Issuance), the Base Price to be in effect after the record date for such dividend or distribution will be determined by multiplying (a) the Base Price in effect immediately prior to such record date by (b) a fraction, the numerator of which will be the Fair Market Value per Common Share as of the last trading day before the date (the “ex-date”) on which the Common Shares first trade without the right to receive such dividend or distribution, less the Fair Market Value of the cash, securities (other than Common Shares) or other property paid per share in such dividend or distribution, and the denominator of which will be the Fair Market Value per Common Share as of the last trading day before the ex-date. Upon any adjustment of the Base Price pursuant to this Section 2.3, the total number of Share Equivalents subject to this Stock Appreciation Right will be such number of Share Equivalents subject to this Stock Appreciation Right immediately prior to such adjustment multiplied by a fraction, the numerator of which will be the Base Price in effect immediately before such adjustment and the denominator of which will be the Base Price in effect immediately after such adjustment.
     2.4 Tender Offers. If a publicly-announced tender offer made by the Company or any of its Subsidiaries for all or any portion of the Common Shares expires and tendering holders of Common Shares are paid aggregate consideration when paid which exceeds the aggregate Fair Market Value based on the Fair Market Value of the Common Shares acquired in such tender offer as of the last trading date before the date on which such tender offer is first publicly announced (such excess, the “Excess Tender Amount”), then the Base Price to be in effect after the tender offer expires will be determined by multiplying (a) the Base Price in effect immediately prior to such adjustment by (b) a fraction, the numerator of which will be the Fair Market Value per Common Share as of the last trading day before the date on which such tender offer is first publicly announced less the Excess Per Pro Forma Share, and the denominator of which will be the Fair Market Value per Common Share as of the last trading day before the date on which such tender offer is first publicly announced. As used herein, “Excess Per Pro Forma Share” means (i) the Excess Tender Amount divided by (ii) the number of Common Shares outstanding at expiration of the tender offer after giving pro forma effect to the purchase of shares in the tender offer. Upon any adjustment of the Base Price pursuant to this Section 2.4, the total number of Share Equivalents subject to this Stock Appreciation Right will be such number of Share Equivalents subject to this Stock Appreciation Right immediately prior to such adjustment multiplied by a fraction, the numerator of which

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will be the Base Price in effect immediately before such adjustment and the denominator of which will be the Base Price in effect immediately after such adjustment.
     2.5 Notice of Adjustment. Whenever the number of Share Equivalents or the Base Price is adjusted, as herein provided, the Company will promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Share Equivalents subject to this Stock Appreciation Right and the Base Price of such Share Equivalents after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, will be conclusive evidence of the correctness of such adjustment.
     Section 3. Notice of Corporate Action. If at any time:
     (a) the Company takes a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right,
     (b) there is a Change of Control Event; or
     (c) there is a voluntary or involuntary dissolution, liquidation or winding up of the Company, then, in any one or more of such cases, the Company will give to the Holder, if lawful and practicable to do so, at least 10 days’ prior written notice of the date on which a record date will be selected for such dividend, distribution or right or for determining rights to vote in respect of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, liquidation or winding up, and in the case of any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up, at least 10 days’ prior written notice of the date when the same will take place. Such notice in accordance with the foregoing clause also will specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Shares will be entitled to any such dividend, distribution or right, and the amount and character thereof and (ii) the date on which any such reorganization, reclassification, merger, consolidation, sale, transfer, disposition, dissolution, liquidation or winding up is to take place and the time, if any such time is to be fixed, as of which the holders of Common Shares will be entitled to exchange their Common Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice will be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 8.
     Section 4. Definitions. The following terms have meanings set forth below:
     “Average VWAP” means the price of a Common Share calculated based on the average of the daily volume weighted average prices of the Common Shares as reported by Bloomberg L.P. (based on trades of Common Shares executed during each Trading Day from 9:30 a.m. (New York City time) to 4:00 p.m. (New York City time)) for the 20 Trading Days preceding, but not including, the date on which an Exercise Notice is delivered to the Company in accordance with Section 1.2.
     “Change of Control Event” means an event or series of events constituting or resulting in a “change in control” as defined in the Loan Documents (including any amendments thereto) or as defined

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in any successor definitive documentation that is entered into by the Company in connection with any refinancing of the Loan Documents.
     “Common Shares” means the common shares of the Company, no par value per share.
     “Common Shares Deemed Outstanding” means, at any given time, the number of Common Shares actually outstanding at such time, plus the number of Common Shares deemed to be outstanding pursuant to Section 2.2, regardless of whether the Rights are actually exercisable at such time.
     “Fair Market Value” means:
     (a) in the case of the Common Shares, the closing price of the Common Shares on the Trading Market on the immediately preceding Business Day of the event in question;
     (b) in the case of cash, the amount thereof; and
     (c) in the case of any property other than Common Shares or cash, the value of such property as determined in good faith by the Board of Directors of the Company.
     If at any time the Common Shares are not listed on any Trading Market, the “Fair Market Value” will be the fair market value thereof determined jointly by the Company and the Holder. If the parties are unable to reach agreement within a reasonable period of time, such Fair Market Value will be determined by an appraiser jointly selected by the Company and the Holder. The determination of such appraiser will be final and binding upon the parties, and the fees and expenses of such appraiser will be borne equally by the Company and the Holder.
     “Share Equivalent” means a right to receive a contingent redemption obligation of the Company and payment from the Company upon the exercise of this Stock Appreciation Right to the extent that the value of one Common Share determined based on the Average VWAP, exceeds the Base Price as then in effect. Share Equivalents will be deemed solely a right to receive such a payment upon the exercise of this Stock Appreciation Right and in no event will the Holder or any Exercising Party have the right to acquire any Common Shares or other equity securities of the Company pursuant to this Stock Appreciation Right or have any other rights as a shareholder of the Company by reason of this Stock Appreciation Right.
     “Trading Day” means a regular trading day on the Trading Market.
     Section 5. No Voting Rights; Limitations of Liability. This Stock Appreciation Right will not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision hereof, and no enumeration herein of the rights or privileges of the Holder, will give rise to any liability of the Holder as a shareholder of the Company.
     Section 6. Stock Appreciation Right Transferable; Restrictions. Subject to the transfer conditions and restrictions referred to in the legend endorsed hereon and in Section 6.4 of the Securities Purchase Agreement, this Stock Appreciation Right and all rights hereunder are transferable, in whole or in part, without charge to the Holder, upon surrender of this Stock Appreciation Right with a properly executed Assignment in substantially the form of Exhibit II at the principal office of the Company. The Holder acknowledges and agrees that this Stock Appreciation Right, if not registered, will have the restrictions upon resale imposed by state and federal securities laws and each Stock Appreciation Right exchangeable in accordance with Section 8 will bear a legend in the following form:

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“THIS STOCK APPRECIATION RIGHT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS STOCK APPRECIATION RIGHT MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS. THE TRANSFER OF THIS STOCK APPRECIATION RIGHT IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE PURCHASER OF THIS STOCK APPRECIATION RIGHT. THE COMPANY AND ITS TRANSFER AGENT WILL NOT BE OBLIGATED TO RECOGNIZE OR GIVE EFFECT TO ANY TRANSFER MADE IN VIOLATION OF SUCH RESTRICTIONS. A COPY OF SUCH RESTRICTIONS MAY BE OBTAINED FROM THE COMPANY UPON WRITTEN REQUEST.”
     Section 7. Stock Appreciation Right Exchangeable for Different Denominations. This Stock Appreciation Right is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Stock Appreciation Rights of like tenor representing in the aggregate the rights hereunder, and each of such new Stock Appreciation Right will represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues this Stock Appreciation Right will be deemed to be the “Date of Issuance” hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Stock Appreciation Right are issued.
     Section 8. Replacement of Securities. If any certificate or instrument evidencing this Stock Appreciation Right is mutilated, lost, stolen or destroyed, the Company will issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction, including an affidavit of loss and indemnity, which will not include a requirement to post bond. The applicant for a new certificate or instrument under such circumstances will also pay any reasonable third-party costs associated with the issuance of such replacement securities.
     Section 9. Notices. All notices referred to in this Stock Appreciation Right will be in writing and will be deemed to have been given when delivered in the manner and to the addresses provided in Section 7.3 of the Securities Purchase Agreement.
     Section 10. Amendments; Waivers. No provision of this Stock Appreciation Right may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. Subject to applicable law and the rules of the Trading Market, the Company and the Holder may at any time amend this Stock Appreciation Right. No waiver of any default with respect to any provision, condition or requirement of this Stock Appreciation

8

Right will be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor will any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.
     Section 12. Headings. The headings herein are for convenience only, do not constitute a part of this Stock Appreciation Right and will not be deemed to limit or affect any of the provisions hereof.
     Section 13. Governing Law and Venue. All questions concerning the construction, validity, enforcement and interpretation of this Stock Appreciation Right will be governed by and construed and enforced in accordance with the internal procedural and substantive laws of the State of New York, without regard to the principles of conflicts of law thereof. The Company and, by its acceptance of this Stock Appreciation Right, the Holder each agrees that all legal proceedings concerning the construction, validity, enforcement and interpretation of this Stock Appreciation Right (whether brought against the Company or the Holder or their respective Affiliates, directors, officers, shareholders, employees or agents) will be solely and exclusively subject to the jurisdiction (a) in the United States District Court for the state of New York located in the Southern District of New York and (b) in a state court of the State of New York located in the county of New York. The Company and, by its acceptance of this Stock Appreciation Right, the Holder each hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the foregoing courts for the adjudication of any dispute arising in connection with this Stock Appreciation Right and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. The Company and, by its acceptance of this Stock Appreciation Right, the Holder each hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service will constitute good and sufficient service of process and notice thereof. Nothing contained herein will be deemed to limit in any way any right to serve process in any other manner permitted by law.
     Section 14. WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE COMPANY AND, BY ITS ACCEPTANCE OF THIS STOCK APPRECIATION RIGHT, THE HOLDER EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.
     Section 15. Successors and Assigns. This Stock Appreciation Right will be binding upon the parties and their respective successors and assigns. The Company may not assign or delegate this Stock Appreciation Right or any rights or obligations hereunder without the consent of the Holder.
* * * * *

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          IN WITNESS WHEREOF, the Company has executed and delivered this Stock Appreciation Right on                     , 2010.

BORDERS GROUP, INC.
By:
Name:
Title:

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EXHIBIT I
FORM OF EXERCISE NOTICE
[To be executed only upon exercise of Stock Appreciation Right]
To BORDERS GROUP, INC.:
     The undersigned registered holder of the attached Stock Appreciation Right (the “Stock Appreciation Right”) hereby irrevocably exercises the Stock Appreciation Right with respect                      Share Equivalents (as defined in the Stock Appreciation Right) and requests that the applicable Exercise Amount (as defined in the Stock Appreciation Right) be delivered to the bank account indicated below.
     The undersigned hereby confirms the accuracy and completeness of the representation and warranty set forth in Section 1.5 of the Stock Appreciation Right with respect to the exercise of the Stock Appreciation Right pursuant to this notice.

Dated:

(Street Address)

(City) (State) (Zip Code)

Bank Account Information:

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EXHIBIT II
FORM OF ASSIGNMENT
To BORDERS GROUP, INC.:
     FOR VALUE RECEIVED, the undersigned registered holder of the attached Stock Appreciation Right (the “Stock Appreciation Right”) hereby sells, assigns and transfers unto                                          the rights represented by the Stock Appreciation Right with respect to                      Share Equivalents (as defined in the Stock Appreciation Right) and appoints                      as its agent and attorney-in-fact to make such transfer on the books of Borders Group, Inc. maintained for such purpose, with full power of substitution in the premises.

Dated:

(Street Address)

(City) (State) (Zip Code)

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Exhibit D
Warrant
See attached.

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS WARRANT AND SUCH SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS. THE TRANSFER OF THIS WARRANT AND SUCH SECURITIES ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE PURCHASER OF SUCH SECURITIES. THE COMPANY AND ITS TRANSFER AGENT WILL NOT BE OBLIGATED TO RECOGNIZE OR GIVE EFFECT TO ANY TRANSFER MADE IN VIOLATION OF SUCH RESTRICTIONS. A COPY OF SUCH RESTRICTIONS MAY BE OBTAINED FROM THE COMPANY UPON WRITTEN REQUEST.
STOCK PURCHASE WARRANT

Date of Issuance: , 2010	Certificate No. W-
     FOR VALUE RECEIVED, Borders Group, Inc., a Michigan corporation (the “Company”), hereby grants to LeBow Gamma Limited Partnership, a Delaware limited partnership, and its successors and permitted assigns (the “Holder”), the right to purchase from the Company 35,130,000 Warrant Shares at a price per share of $2.25 (as adjusted from time to time hereunder, the “Exercise Price”). The amount and kind of securities purchasable hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.
     This Warrant was issued pursuant to that certain Securities Purchase Agreement dated as of                     , 2010 (the “Securities Purchase Agreement”) by and between the Company and the Holder. For the avoidance of doubt, this Warrant is the “Warrant” referred to in the Securities Purchase Agreement and the “Warrant Shares” (as further defined herein) are the Warrant Shares referred to in the Securities Purchase Agreement. The Securities Purchase Agreement contains terms and conditions governing the rights of the Holder with respect to this Warrant, and all provisions of the Securities Purchase Agreement are hereby incorporated herein in full by reference.
     Certain capitalized terms used in this Warrant are defined in Section 5. Unless otherwise indicated herein, capitalized terms used in this Warrant have the same meanings set forth in the Securities Purchase Agreement.

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     This Warrant is subject to the following provisions:
     Section 1. Exercise of Warrant.
     1.1 Exercise Period. The Holder may exercise the purchase rights represented by this Warrant in accordance with Sections 1.2 and 1.3 hereof at any time and from time to time after the first anniversary of the Date of Issuance to and including the fifth anniversary of the Date of Issuance (the “Exercise Period”).
     1.2 Exercise of Warrant.
     (a) The Holder may exercise the purchase rights represented by this Warrant in whole or in part (but not as to any fractional Warrant Shares) pursuant to this Section 1.2.
     (b) This Warrant will be deemed to have been exercised when the Company has received all of the following items (the “Exercise Time”):
     (i) a completed Exercise Notice in substantially the form attached as Exhibit I (an “Exercise Notice”) executed by the Person exercising all or part of the purchase rights represented by this Warrant (the “Purchaser”);
     (ii) this Warrant;
     (iii) if this Warrant is not registered in the name of the Purchaser, subject to compliance with Section 7, an Assignment in substantially the form attached as Exhibit II evidencing the assignment of this Warrant to the Purchaser; and
     (iv) subject to the net exercise of this Warrant pursuant to Section 1.5 hereof, a wire transfer of immediately available funds to the account of the Company set forth on Exhibit I (or such other account as the Company may have advised the Holder in writing prior to the Exercise Time) in an amount equal to the product of the Exercise Price multiplied by the number of Warrant Shares being purchased upon such exercise (the “Aggregate Exercise Price”).
     1.3 Exercise Procedures.
     (a) Certificates for Warrant Shares purchased upon the exercise of this Warrant will be delivered by the Company to the Purchaser within three Business Days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised or converted, the Company will prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and will, within such three Business Day period, deliver such new Warrant to the Person designated for delivery in the Exercise Notice.
     (b) The Warrant Shares issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser, and the Purchaser will be deemed for all purposes to have become the record holder and beneficial owner of such Warrant Shares, at the Exercise Time.
     (c) The issuance of certificates for Warrant Shares upon the exercise of this Warrant will be made without charge to the Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance

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of Warrant Shares. Each Warrant Share issuable upon the exercise of this Warrant will, when issued in accordance with this Warrant, be fully paid and non-assessable and free from all Encumbrances (other than the restrictions on transfer set forth in the Securities Purchase Agreement or arising under applicable securities laws).
     (d) The Company will not close its books against the transfer of this Warrant or of any Warrant Share issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company will from time to time take all such action as may be necessary to assure that the par value per share of the unissued Warrant Shares acquirable upon the exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.
     (e) The Company will reasonably assist and cooperate with the Holder or Purchaser with respect to any governmental filings or governmental approvals required to be made or obtained prior to or in connection with any exercise of this Warrant (including making any filings and obtaining any approvals required to be made or obtained by the Company).
     (f) Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a public offering, the exercise may, at the election of the Purchaser, be conditioned upon the consummation of the public offering in which case such exercise will not be deemed to be effective until the consummation of the public offering.
     (g) The Company will at all times reserve and keep available out of its authorized but unissued Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, such number of Warrant Shares issuable upon the exercise of this Warrant. The Company will take all such actions as may be necessary to assure that all such Warrant Shares issuable upon exercise of the Warrant may be so issued without violation of any applicable law or governmental regulation or any requirements of the Trading Market upon which the Warrant Shares may be listed (except for official notice of issuance, which will be promptly delivered by the Company upon each such issuance).
     1.4 Fractional Shares. If a fractional Warrant Share would, but for the provisions of Sections 1.2 and 1.3, be issuable upon the exercise of this Warrant, the Company will, within three Business Days after the date of the Exercise Time deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between the Fair Market Value of such fractional share as of the Exercise Time and the Exercise Price of such fractional share.
     1.5 Net Exercise. The Holder may elect to convert all or any portion of this Warrant into Warrant Shares, the aggregate value of which Warrant Shares will be equal to the value of this Warrant or the portion thereof being converted (the “Conversion Right”). The Conversion Right may be exercised by the Holder by delivery to the Company of the Exercise Notice, together with notice of the holder’s intention to exercise the Conversion Right. Upon exercise of the Conversion Right, the Company will issue to the Holder a number of Warrant Shares computed using the following formula:

X =	Y(A - B) A

Where	X	=	The number of Warrant Shares to be issued to the Holder upon exercise of its Conversion Right.
	Y	=	The number of Warrant Shares with respect to which the Conversion Right is being exercised.

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A	=	The Fair Market Value of one Warrant Share, as determined at the time the Conversion Right is exercised pursuant to this Section 1.5.
B	=	The Exercise Price (as adjusted to the date of such calculation).
     1.6 Automatic Conversion. Notwithstanding anything to the contrary herein, if all or any portion of this Warrant has not been exercised or converted in accordance with the terms of this Warrant prior to the day immediately preceding the fifth anniversary of the Date of Issuance (the “Automatic Conversion Date”), and if as of such date, the Fair Market Value of one Common Share exceeds the Exercise Price, then the then-unexercised portion of this Warrant will be automatically converted into, and the Company will issue to the Holder, a number of Warrant Shares computed using the formula set forth in Section 1.5.
     Section 2. Adjustment of Exercise Price and Number of Warrant Shares.
     2.1 Stock Dividends and Other Transactions. In case the Company (a) pays a dividend in Common Shares or make a distribution in Common Shares to holders of its outstanding Common Shares, (b) subdivides its outstanding Common Shares into a greater number of shares, (c) combines its outstanding Common Shares into a smaller number of Common Shares or (d) issues any shares of its capital stock in a reclassification of the Common Shares, then the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto will be adjusted so that the Holder will be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. Upon each such adjustment pursuant to this Section 2.1 of the kind and number of Warrant Shares or other securities of the Company which are purchasable hereunder, the Exercise Price will be adjusted by multiplying the Exercise Price in effect immediately prior to such adjustment by a fraction, the numerator of which will be the number of Warrant Shares purchasable pursuant hereto immediately before such adjustment and the denominator of which will be the number of Warrant Shares purchasable pursuant hereto immediately after such adjustment. An adjustment made pursuant to this Section 2.1 will become effective at the close of business on the date such event becomes effective.
     2.2 Issuance of Rights. Except in connection with the Rights Offering (in accordance with the terms and conditions set forth in Section 6.5 of the Securities Purchase Agreement), if and whenever on or after the Date of Issuance of this Warrant the Company issues rights, options or warrants to purchase Common Shares to all or substantially all of the holders of Common Shares (such rights, options or warrants being herein called “Rights”) providing for an exercise or conversion price per share less than the then-current Fair Market Value (the “Base Price”), then immediately upon such issuance, the Exercise Price will be reduced to the Exercise Price determined by multiplying the Exercise Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which will be the sum of (a) the number of Common Shares Deemed Outstanding immediately prior to such issuance multiplied by the Base Price, plus (b) the consideration, if any, received by the Company upon such issuance, and the denominator of which will be the product derived by multiplying the Base Price times the number of shares of Common Shares Deemed Outstanding immediately after such issuance or sale. Upon each such adjustment of the Exercise Price pursuant to this Section 2.2, the number of Warrant Shares acquirable upon the exercise of this Warrant will be the number of Warrant Shares acquirable upon the exercise of this Warrant immediately prior to such adjustment multiplied by a fraction, the numerator of which will be the Exercise Price in effect immediately before such adjustment and the denominator of which will be the Exercise Price in effect immediately after such adjustment.
     2.3 Dividends and Distributions. If the Company fixes a record date for the payment of a dividend or the making of a distribution with respect to all or substantially all of its Common Shares of securities, evidences of indebtedness, assets, cash or rights (other than (i) a dividend or distribution

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covered by Section 2.1(a) or (ii) in connection with an Exempt Issuance), the Exercise Price to be in effect after the record date for such dividend or distribution will be determined by multiplying (a) the Exercise Price in effect immediately prior to such record date by (b) a fraction, the numerator of which will be the Fair Market Value per Common Share as of the last trading day before the date (the “ex-date”) on which the Common Shares first trade without the right to receive such dividend or distribution less the Fair Market Value of the cash, securities (other than Common Shares) or other property paid per share in such dividend or distribution, and the denominator of which will be the Fair Market Value per Common Share as of the last trading day before the ex-date. Upon any adjustment of the Exercise Price pursuant to this Section 2.3, the total number of Warrant Shares purchaseable upon the exercise of this Warrant will be such number of shares purchaseable pursuant to this Warrant immediately prior to such adjustment multiplied by a fraction, the numerator of which will be the Exercise Price in effect immediately before such adjustment and the denominator of which will be the Exercise Price in effect immediately after such adjustment.
     2.4 Tender Offers. If a publicly-announced tender offer made by the Company or any of its Subsidiaries for all or any portion of the Common Shares expires and tendering holders of Common Shares are paid aggregate consideration when paid which exceeds the aggregate Fair Market Value based on the Fair Market Value of the Common Shares acquired in such tender offer as of the last trading date before the date on which such tender offer is first publicly announced (such excess, the “Excess Tender Amount”), then the Exercise Price to be in effect after the tender offer expires will be determined by multiplying (a) the Exercise Price in effect immediately prior to such adjustment by (b) a fraction, the numerator of which will be the Fair Market Value per Common Share as of the last trading day before the date on which such tender offer is first publicly announced less the Excess Per Pro Forma Share, and the denominator of which will be the Fair Market Value per Common Share as of the last trading day before the date on which such tender offer is first publicly announced. As used herein, “Excess Per Pro Forma Share” means (i) the Excess Tender Amount divided by (ii) the number of Common Shares outstanding at expiration of the tender offer after giving pro forma effect to the purchase of shares in the tender offer. Upon any adjustment of the Exercise Price pursuant to this Section 2.4, the total number of Common Shares purchaseable upon the exercise of this Warrant will be such number of shares purchaseable pursuant to this Warrant immediately prior to such adjustment multiplied by a fraction, the numerator of which will be the Exercise Price in effect immediately before such adjustment and the denominator of which will be the Exercise Price in effect immediately after such adjustment.
     2.5 Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company will promptly mail by registered or certified mail, return receipt requested, to the Holder notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares (and other securities or property) after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made. Such notice, in the absence of manifest error, will be conclusive evidence of the correctness of such adjustment.
     Section 3. Reorganization Event, Change of Control, Public Stock Merger.
     3.1 Consolidation, Merger or Sale. Subject to Sections 3.2 and 3.3, if any consolidation, merger or similar extraordinary transaction of the Company with another entity, or the sale of all or substantially all of its assets, other than in any such case a Recapitalization Event, will be effected (a “Reorganization Event”), and in connection with such Reorganization Event, the Common Shares will be converted into or exchanged for or become the right to receive cash, securities or other property, then, as a condition of such Reorganization Event, lawful and adequate provisions will be made by the Company

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whereby the Holder of this Warrant will hereafter have the right to purchase and receive on exercise of the Warrant, for an aggregate price equal to the aggregate Exercise Price for all of the Warrant Shares underlying the Warrant as in effect immediately before such transaction (subject to adjustment thereafter as contemplated by the succeeding sentence), the same kind and amount of cash, securities or other property as it would have had the right to receive if it had exercised the Warrant immediately before such transaction and been entitled to participate therein. In the event of any such Reorganization Event, the Company will make appropriate provision to ensure that applicable provisions of this Warrant and the Securities Purchase Agreement (including the provisions of Section 2 and Section 3 hereunder and Article 5 of the Securities Purchase Agreement) will thereafter be binding on the other party to such transaction (or the successor in such transaction) and applicable to any securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any such Reorganization Event unless, prior to the consummation thereof, the successor entity (if other than the Company) resulting from such Reorganization Event or the entity purchasing such assets will assume by written instrument reasonably satisfactory in form and substance to the Holder, executed and mailed or delivered to the Holder at the last address of the Holder appearing on the books of the Company, the obligation to deliver to the cash, securities or property deliverable upon exercise of Warrant (or the cash payment under Section 3.2). The Company will notify the Holder of any such proposed Reorganization Event reasonably prior to the consummation thereof so as to provide such Holder with a reasonable opportunity prior to such consummation to exercise the Warrant in accordance with the terms and conditions hereof; provided that in the case of a transaction which requires notice to be given to the holders of Common Shares of the Company, the Holder will be provided the same notice given to the holders of Common Shares of the Company.
     3.2 Mandatory Redemption. Upon the occurrence of a Change of Control Event (other than a Public Stock Merger), at the election of the Holder in its sole discretion exercised by written notice to the Company or the successor to the Company on or prior to the Exercise Date, the Company will pay to the Holder as of the date of such Change of Control Event, an amount in cash in immediately available funds equal to the Cash Redemption Value for this Warrant, not later than the date which is 10 Business Days after such Change of Control Event and this Warrant will thereafter be extinguished. For purposes of this Section 3.2, the Exercise Date will mean (a) if the Company entered into a definitive agreement with respect to a Change of Control Event and has provided to the Holder notice of the Change in Control Event at least 20 Business Days prior to the effectiveness of such event, the tenth Business Day prior to such event and (b) otherwise, the fifth Business Day following the effectiveness of the Change of Control Event. The “Cash Redemption Value” for this Warrant will equal the fair value of this Warrant as of the date of such Change of Control Event as determined by an Independent Financial Expert plus interest thereon from such date to the payment date at the rate of 10% per annum. The Independent Financial Expert will determine Cash Redemption Value using standard option pricing models for American style options, such as the Cox-Rubinstein binomial model, assuming for this purpose that the Change of Control Event had not occurred and making sure to take into account the intrinsic and option value of this Warrant, but assuming annualized volatility of 35% over this Warrant’s remaining term. The Cash Redemption Value of this Warrant will be due and payable not later than the tenth Business Day after the date of the applicable Change of Control Event. If the Holder does not exercise the right provided by this Section 3.2, this Warrant will remain outstanding as adjusted pursuant to the provisions of Section 3.1.
     3.3 Public Stock Merger.
     (a) In the case of a Public Stock Merger, the Company may by written notice to the Holder not more than 60 nor less than 30 days prior to the effective date of such Public Stock Merger elect to have all of the unexercised portion of this Warrant remain outstanding after the Public Stock Merger, in which case such unexercised portion of this Warrant will remain outstanding as adjusted pursuant to Section 3.1.

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     (b) In the case of any Public Stock Merger with respect to which the Company does not make a timely election as contemplated by Section 3.3(a), the Company will pay on the effective date of such Public Merger, to the Holder as of the effective date of such Public Stock Merger, an amount in cash in immediately available funds equal to the Cash Redemption Value for the unexercised portion of this Warrant determined in accordance with Section 3.2 and this Warrant will thereafter be extinguished.
     Section 4. Notice of Corporate Action. If at any time:
     (a) the Company takes a record of the holders of its Common Shares for the purpose of entitling them to receive a dividend or other distribution, or any right to subscribe for or purchase any evidences of its indebtedness, any shares of stock of any class or any other securities or property, or to receive any other right,
     (b) there is a Change of Control Event, or
     (c) there is a voluntary or involuntary dissolution, liquidation or winding up of the Company;
     then, in any one or more of such cases, the Company will give to the Holder, if lawful and practicable to do so, at least 10 days’ prior written notice of the date on which a record date will be selected for such dividend, distribution or right or for determining rights to vote in respect of any such Change of Control Event, at least 10 days’ prior written notice of the date when the same will take place. Such notice in accordance with the foregoing clause also will specify (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, the date on which the holders of Common Shares will be entitled to any such dividend, distribution or right, and the amount and character thereof and (ii) the date on which any such Change of Control Event is to take place and the time, if any such time is to be fixed, as of which the holders of Common Shares will be entitled to exchange their Common Shares for securities or other property deliverable upon such disposition, dissolution, liquidation or winding up. Each such written notice will be sufficiently given if addressed to the Holder at the last address of the Holder appearing on the books of the Company and delivered in accordance with Section 10.
     Section 5. Definitions. The following terms have meanings set forth below:
     “Change of Control Event” means an event or series of events constituting or resulting in a “change in control” as defined in the Loan Documents as then in effect (including any amendments thereto), or as defined in any successor definitive documentation that is entered into by the Company in connection with any refinancing thereof.
     “Common Shares” means the common shares of the Company, no par value per share.
     “Common Shares Deemed Outstanding” means, at any given time, the number of Common Shares actually outstanding at such time, plus the number of Common Shares deemed to be outstanding pursuant to Section 2.2, regardless of whether the Rights are actually exercisable at such time, but excluding any Warrant Shares issuable upon the exercise of this Warrant.
     “Fair Market Value” means:
     (a) in the case of the Common Shares, the closing price of the Common Shares on the Trading Market on the immediately preceding Business Day of the event in question;

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     (b) in the case of cash, the amount thereof; and
     (c) in the case of any property other than Common Shares or cash, the value of such property as determined in good faith by the Board of Directors of the Company.
     If at any time the Common Shares are not listed on any Trading Market, the “Fair Market Value” will be the fair market value thereof determined jointly by the Company and the Holder. If the parties are unable to reach agreement within a reasonable period of time, such Fair Market Value will be determined by an appraiser jointly selected by the Company and the Holder. The determination of such appraiser will be final and binding upon the parties, and the fees and expenses of such appraiser will be borne equally by the Company and the Holder.
     “Independent Financial Expert” means a nationally recognized investment banking firm mutually agreed by the Company and the Holder, which firm does not have a material financial interest or other material economic relationship with either the Company or any of its Subsidiaries, on the one hand, or the Holder or its Affiliates or any BSL Affiliate, on the other hand.
     “Public Stock Merger” means an event described in clause (iii) of the definition of Change of Control Event pursuant to which all of the outstanding Common Shares of the Company are exchanged for, converted into or constitute solely (except to the extent of applicable appraisal rights) the right to receive common stock listed on a recognized national securities exchange, and with respect to which the Warrant will be exercisable into such common stock.
     “Recapitalization Event” means any consolidation, merger or similar extraordinary transaction, or any recapitalization or reclassification of the Common Shares, which in any such event does not constitute a Change of Control Event.
     “Warrant Shares” means the Company’s Common Shares issuable upon exercise of this Warrant in accordance with the terms hereof; provided that if there is a change such that the securities issuable upon the exercise of this Warrant are issued by an entity other than the Company or there is a change in the class of securities so issuable, then the term “Warrant Shares” will mean one share of the securities issuable upon the exercise of this Warrant if such securities is issuable in shares, or will mean the smallest unit in which such securities is issuable if such securities is not issuable in shares.
     Section 6. No Voting Rights; Limitations of Liability. This Warrant will not entitle the Holder to any voting rights or other rights as a shareholder of the Company. No provision hereof, in the absence of affirmative action by the Holder to purchase or acquire the Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, will give rise to any liability of the Holder for the Exercise Price of Warrant Shares acquirable by exercise of this Warrant or as a shareholder of the Company.
     Section 7. Warrant Transferable; Restrictions. Subject to the transfer conditions and restrictions referred to in the legend endorsed hereon and in Section 6.4 of the Securities Purchase Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Holder, upon surrender of this Warrant with a properly executed Assignment in substantially the form of Exhibit II at the principal office of the Company. The Holder acknowledges and agrees that the Warrant and the Warrant Shares acquired upon exercise of this Warrant, if not registered, will have the restrictions upon resale imposed by state and federal securities laws and each Warrant exchangeable in accordance with Section 8 and each certificate representing Warrant Shares will bear a legend in the following form:

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     “THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THE SECURITIES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS. THE TRANSFER OF THE SECURITIES EVIDENCED BY THIS CERTIFICATE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN A SECURITIES PURCHASE AGREEMENT BETWEEN THE COMPANY AND THE PURCHASER OF SUCH SECURITIES. THE COMPANY AND ITS TRANSFER AGENT WILL NOT BE OBLIGATED TO RECOGNIZE OR GIVE EFFECT TO ANY TRANSFER MADE IN VIOLATION OF SUCH RESTRICTIONS. A COPY OF SUCH RESTRICTIONS MAY BE OBTAINED FROM THE COMPANY UPON WRITTEN REQUEST.”
     Section 8. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants will represent such portion of such rights as is designated by the Holder at the time of such surrender. The date the Company initially issues this Warrant will be deemed to be the “Date of Issuance” hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant are issued.
     Section 9. Replacement of Securities. If any certificate or instrument evidencing the Warrant or the Warrant Shares received upon exercise of this Warrant is mutilated, lost, stolen or destroyed, the Company will issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction, including an affidavit of loss and indemnity, which will not include a requirement to post bond. The applicant for a new certificate or instrument under such circumstances will also pay any reasonable third-party costs associated with the issuance of such replacement securities.
     Section 10. Notices. All notices referred to in this Warrant will be in writing and will be deemed to have been given when delivered in the manner and to the addresses provided in Section 7.3 of the Securities Purchase Agreement.
     Section 11. Amendments; Waivers. No provision of this Warrant may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Holder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. Subject to applicable law and the rules of the Trading Market, the Company and the Holder may at any time amend this Warrant. No waiver of any default with respect to any provision, condition or requirement of this Warrant will be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor will any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

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     Section 12. Headings. The headings herein are for convenience only, do not constitute a part of this Warrant and will not be deemed to limit or affect any of the provisions hereof.
     Section 13. Governing Law and Venue. The Michigan Business Corporation Act will govern all questions concerning the due authorization and issuance of the Warrant Shares issuable upon the exercise of this Warrant. All other questions concerning the construction, validity, enforcement and interpretation of this Warrant will be governed by and construed and enforced in accordance with the internal procedural and substantive laws of the State of New York, without regard to the principles of conflicts of law thereof. All legal proceedings concerning the construction, validity, enforcement and interpretation of this Warrant (whether brought against the Company or the Holder or their respective Affiliates, directors, officers, shareholders, employees or agents) will be commenced exclusively (a) in the United States District Court for the state of New York located in the Southern District of New York and (b) in a state court of the State of New York located in the county of New York. Each party hereby irrevocably and unconditionally submits to the exclusive jurisdiction of the foregoing courts for the adjudication of any dispute arising in connection with this Warrant for the adjudication of any dispute arising in connection with this Warrant and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. The Company and, by its acceptance of this Warrant, the Holder hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under the Securities Purchase Agreement and agrees that such service will constitute good and sufficient service of process and notice thereof. Nothing contained herein will be deemed to limit in any way any right to serve process in any other manner permitted by law.
     Section 14. WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE COMPANY AND, BY ITS ACCEPTANCE OF THIS WARRANT, THE HOLDER EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.
     Section 15. Successors and Assigns. This Warrant will be binding upon the parties and their respective successors and assigns. The Company may not assign or delegate this Warrant or any rights or obligations hereunder without the consent of the Holder.
* * * * *

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          IN WITNESS WHEREOF, the Company has executed and delivered this Warrant on                     , 2010.

BORDERS GROUP, INC.
By:
Name:
Title:

11

EXHIBIT I
FORM OF EXERCISE NOTICE
[To be executed only upon exercise of Warrant]
To BORDERS GROUP, INC.:
     The undersigned registered holder of the attached Warrant hereby irrevocably exercises such Warrant for, and purchases thereunder,                      Warrant Shares and herewith makes payment of $                     therefor, and requests that the certificates for such shares be issued in the name of, and delivered to                                         , whose address is                                         .

Dated:

(Street Address)

(City) (State) (Zip Code)
     The Company hereby acknowledges this Notice and hereby directs [TRANSFER AGENT] to issue the above indicated number of                      Warrant Shares, in accordance with the Transfer Agent Instructions dated                                         ,                      from the Company and acknowledged and agreed to by [TRANSFER AGENT].

BORDERS GROUP, INC.
By:
Name:
Title:

12

EXHIBIT II
FORM OF ASSIGNMENT
To BORDERS GROUP, INC.:
     FOR VALUE RECEIVED, the undersigned registered holder of the attached Warrant hereby sells, assigns and transfers unto                      the rights represented by such Warrant to purchase                      Warrant Shares of Borders Group, Inc. to which and such Warrant relates, and appoints                      Attorney to make such transfer on the books of Borders Group, Inc. maintained for such purpose, with full power of substitution in the premises.

Dated:

(Street Address)

(City) (State) (Zip Code)

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Exhibit E
Legal Opinion of Baker & McKenzie LLP
See attached.

Exhibit F
Press Release
See attached.

News Release — CONFIDENTIAL

Investor Contact:	Media Contact:
Mark Bierley	Mary Davis
(734) 477-4105	(734) 477-1374
Borders Raises $25 Million Through Equity Financing to Support Key Financial and Strategic Initiatives
ANN ARBOR, Mich., May 21, 2010—Borders Group, Inc. (NYSE: BGP) today announced that an entity controlled by Bennett S. LeBow has agreed to invest $25 million in the company through a private purchase of 11.1 million shares of the company’s common stock at a purchase price of $2.25 per share and on other terms described below. The investment – coupled with the company’s recently announced financing – will strengthen Borders’ balance sheet and provide capital to help fund the transformation of the Borders brand. Mr. LeBow’s investment will support several important financial and strategic initiatives such as improving the company’s capital position, addressing the store network to maximize productivity and profitability, maximizing the digital opportunity including growing Borders.com, and developing strategic business partnerships. The purchase is expected to close later today.
In connection with the investment, Mr. LeBow has joined the Board of Directors and has also been elected Chairman. Mr. LeBow is the Chairman of Vector Group, Ltd. (NYSE: VGR). Howard Lorber, who serves as President and Chief Executive Officer of Vector Group, has also joined the Board of Directors of Borders Group.
“Ben’s investment will improve the company’s capital position, and provide greater stability as we execute strategies to transform the brand,” said Interim President and Chief Executive Officer of Borders Group, Mike Edwards. “Ben brings the right combination of skills, experience, focus and fresh perspective to his role as the new Chairman of the Board of Directors. As an astute investor and business operator with a strong technology background and proven experience with driving company turnarounds, he will play an extremely important role in helping us redefine the Borders brand that is so critical to unlocking a turnaround for Borders.”
Additionally, in order to create the nine-member Board as required by the terms of the transaction, Richard “Mick” McGuire has resigned from the Board of Directors.
“I am pleased to welcome Ben aboard as the new Chairman,” said McGuire. “Borders has made great progress in improving its financial and operating condition by exiting non-core businesses, reducing fixed costs, improving working capital efficiency, and focusing on operational excellence. More recently, the executive team has begun the process of repositioning the business and in-store experience to succeed in a future of electronic delivery. This effort is supported by an exceptional group of directors who were selected for the Board because of their expertise in the areas most critical to the Company’s success. By adding Ben and Howard to this already talented group, the Company is now in the best possible position to achieve its full potential.”
Terms of the Equity Financing
Borders Group has entered into a purchase agreement relating to the investment that, among other things, requires the company to seek approval from its shareholders for the issuance to Mr. LeBow of a stock purchase warrant exercisable to acquire an additional 35.1 million shares of the company’s common stock at a price of $2.25 per share and for the issuance of the underlying 35.1 million warrant shares. The company expects to schedule a special meeting of its shareholders as soon as practicable to seek approval for the issuance of the warrant and warrant shares. If the issuance of the warrant and warrant shares is not approved by the company’s shareholders, the company will be obligated to issue to Mr. LeBow 35.1 million stock appreciation rights. Upon the exercise of the stock appreciation rights, Borders Group would be required to make a cash payment with respect to each right equal to the excess, if any, of the future market price of the company’s common stock over the $2.25 base price provided in the stock appreciation rights.
Indicative Support from Pershing Square
Pershing Square Capital Management, L.P. and its affiliates, which currently is a major shareholder of Borders Group, has indicated its support for the transaction. As a result of the purchase of common stock by Mr. LeBow, Borders Group will be required under the terms of its existing agreements with Pershing Square and its affiliates to issue Pershing Square approximately 2.7 million warrants exercisable at a price of $0.65 per share. Upon the issuance of the warrant or stock appreciation rights to Mr. LeBow, the company will be required to issue Pershing Square approximately an additional 8.6 million warrants at the same $0.65 per share exercise price.
Rothschild Inc. served as financial advisor to Borders Group and Jefferies & Company, Inc. served as financial advisor to Mr. LeBow. Baker & McKenzie LLP represented Borders Group and Latham & Watkins LLP represented Mr. LeBow. Jones Day advised the Board of Directors of Borders Group in connection with the transaction.
Details of the purchase agreement will be included in a Form 8-K to be filed promptly with the Securities and Exchange Commission.
About Borders Group, Inc.
Headquartered in Ann Arbor, Michigan, through its subsidiaries Borders Group, Inc. (NYSE: BGP) is a leading specialty retailer of books as well as other educational and entertainment items. The Company employs approximately 19,500 throughout the U.S., primarily in its Borders® and Waldenbooks® stores. Online shopping is offered through borders.com. Find author interviews and vibrant discussions of the products we and our customers are passionate about online at facebook.com/borders, twitter.com/borders and youtube.com/bordersmedia. For more information about the company, visit borders.com/media.
Safe Harbor Statement
This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. One can identify these forward-looking statements by the use of words such as “expect,” “planning,”

“possibility,” “opportunity,” “goal,” “will,” “may,” “intend,” “anticipates,” “working toward” and other words of similar meaning. One can also identify them by the fact that they do not relate strictly to historical or current facts. These statements are likely to address matters such as the Company’s future financial condition and performance (including earnings per share, the profitability of Waldenbooks, liquidity, cash flows, debt levels, market share growth and other sales information, inventory levels and capital expenditures) and its strategic initiatives such as the expansion of product categories, including eBook content and eReaders. These statements are subject to risks and uncertainties that could cause actual results and plans to differ materially from those included in the Company’s forward-looking statements.
These risks and uncertainties include, but are not limited to, consumer demand for the Company’s products, particularly during the holiday season, which is believed to be related to general economic and geopolitical conditions, competition and other factors; the availability of adequate capital – including vendor credit – to fund the Company’s operations and to carry out its strategic plans; adverse litigation results or other claims, the performance of the Company’s information technology systems and, with respect to eBook content and eReaders, the availability to the Company of anticipated content levels and a variety of competitive devices.
The Company’s periodic reports filed from time to time with the Securities and Exchange Commission contain more detailed discussions of these and other risk factors that could cause actual results and plans to differ materially from those included in the forward-looking statements, and those discussions are incorporated herein by reference. The Company does not undertake any obligation to update forward-looking statements.
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